                                                                    EXHIBIT 10.1
                         UNIFIED WESTERN GROCERS, INC.


                            SHELTERED SAVINGS PLAN



            (Amended and Restated Effective as of August 31, 1997)

    (Formerly Known as the Certified Grocers of California, Ltd. Employees'
                            Sheltered Savings Plan)

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I       NAME, DEFINITIONS & FUNDING POLICY............................................................    1

    Section 1.1 :   Full Name.................................................................................    1
    Section 1.2 :   Certain Definitions.......................................................................    2
    Section 1.3 :   Other Definitions........................................................................    12
    Section 1.4 :   Funding Policy...........................................................................    13

ARTICLE II      PARTICIPATION................................................................................    14

    Section 2.1 :   Eligibility Requirements.................................................................    14
    Section 2.2 :   Application For Participation And Beneficiary Designation................................    15
    Section 2.3 :   Participation............................................................................    15
    Section 2.4 :   Re-Employment............................................................................    15

ARTICLE III     CONTRIBUTIONS................................................................................    16

    Section 3.1 :   Company's Non-Elective Contributions.....................................................    16
    Section 3.2 :   Elective Contributions Under Code Section 401(k).........................................    16
    Section 3.3 :   Company's Matching Contribution..........................................................    16
    Section 3.4 :   Participants' Contributions..............................................................    17
    Section 3.5 :   Payment Of Non-Elective Contributions and Matching
                     Contributions To The Trustee............................................................    17
    Section 3.6 :   Payment Of Elective Contributions To The Trustee.........................................    18
    Section 3.7 :   Payment Of Participants' Contributions To The Trustee....................................    18
    Section 3.8 :   Actual Deferral Percentage Test..........................................................    18
    Section 3.9 :   Actual Contribution Percentage Test......................................................    24
    Section 3.10 :  No Requirement For Profits...............................................................    29

ARTICLE IV      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS........................................................    30

    Section 4.1 :   Retirement Accounts And Matching Contribution Accounts...................................    30
    Section 4.2 :   Deferred Income Accounts.................................................................    30
    Section 4.3 :   Voluntary Contribution Accounts And Rollover Contribution
                     Accounts................................................................................    30
    Section 4.4 :   Allocation Of Forfeitures, Gains And Losses..............................................    30
    Section 4.5 :   Allocation Of Non-Elective Contribution And Matching
                     Contribution............................................................................    31
    Section 4.6 :   Accounts In General......................................................................    31
    Section 4.7 :   Limitation On Annual Additions...........................................................    32
    Section 4.8 :   Investment Of Accounts...................................................................    34

ARTICLE V     VESTING........................................................................................    36

    Section 5.1 :   Vesting In Retirement Account And Matching Contribution
                     Account.................................................................................    36

    Section 5.2 :   Vesting In Other Accounts................................................................    36
    Section 5.3 :   Forfeitures..............................................................................    36

ARTICLE VI      DISTRIBUTION OF BENEFITS.....................................................................    38

    Section 6.1 :   Distribution Of Benefits.................................................................    38
    Section 6.2 :   Survivor Annuity Requirements............................................................    38
    Section 6.3 :   Optional Methods Of Distribution.........................................................    42
    Section 6.4 :   Timing Of Distributions..................................................................    44
    Section 6.5 :   Postponed Retirement.....................................................................    46
    Section 6.6 :   Distributions Due Missing Persons........................................................    47
    Section 6.7 :   Transfers To Another Qualified Plan......................................................    47
    Section 6.8 :   Loans To Participants....................................................................    48
    Section 6.9 :   Withdrawal At Age 59 1/2.................................................................    49
    Section 6.10 :  Hardship Withdrawals.....................................................................    49
    Section 6.11 :  Withdrawal Of Voluntary Contributions....................................................    51
    Section 6.12 :  Withdrawal of Rollover Contributions.....................................................    51

ARTICLE VII     TOP-HEAVY PLAN LIMITATIONS...................................................................    52

    Section 7.1 :   Application Of Top-Heavy Rules...........................................................    52
    Section 7.2 :   Definitions..............................................................................    52
    Section 7.3 :   60% Test - Special Rules.................................................................    55
    Section 7.4 :   Minimum Vesting Requirement..............................................................    56
    Section 7.5 :   Minimum Contribution Requirement.........................................................    56

ARTICLE VIII    THE COMMITTEE. ..............................................................................    58

    Section 8.1 :   Members..................................................................................    58
    Section 8.2 :   Committee Action.........................................................................    58
    Section 8.3 :   Rights And Duties........................................................................    59
    Section 8.4 :   Information..............................................................................    60
    Section 8.5 :   Compensation, Indemnity And Liability....................................................    61
    Section 8.6 :   Administrative Expenses Of The Plan......................................................    61

ARTICLE IX      AMENDMENT AND TERMINATION....................................................................    62

    Section 9.1 :   Amendments...............................................................................    62
    Section 9.2 :   Discontinuance Of Plan...................................................................    63
    Section 9.3 :   Failure To Contribute....................................................................    63

ARTICLE X       CLAIMS PROCEDURE.............................................................................    64

    Section 10.1 :  Presentation Of Claim....................................................................    64
    Section 10.2 :  Notification Of Decision.................................................................    64
    Section 10.3 :  Review Of A Denied Claim.................................................................    65
    Section 10.4 :  Decision On Review.......................................................................    65

ARTICLE XI     MISCELLANEOUS.................................................................................    67

    Section 11.1 :  Contributions Not Recoverable............................................................    67
    Section 11.2 :  Limitation On Participants' Rights.......................................................    67
    Section 11.3 :  Receipt Or Release.......................................................................    68
    Section 11.4 :  Nonassignability.........................................................................    68
    Section 11.5 :  Governing Law............................................................................    68
    Section 11.6 :  Headings.................................................................................    68
    Section 11.7 :  Counterparts.............................................................................    68
    Section 11.8 :  Successors And Assigns...................................................................    69
    Section 11.9 :  Gender And Number........................................................................    69
    Section 11.10 :  Merger, Consolidation Or Transfer Of Plan Assets........................................    69
    Section 11.11 :  Joinder Of Parties......................................................................    69
    Section 11.12 :  The Trust...............................................................................    69
    Section 11.13 :  Special Requirements For USERRA.........................................................    69
    Signature Page...........................................................................................    71

                         UNIFIED WESTERN GROCERS, INC.

                            SHELTERED SAVINGS PLAN

         (Formerly Known as the Certified Grocers of California, Ltd.
         ------------------------------------------------------------

                      Employees' Sheltered Savings Plan)
                      ----------------------------------

          Unified Western Grocers, Inc. has adopted the following complete amendment and restatement of its profit sharing plan that evidences the plan portion of a profit sharing plan and trust for the benefit of qualified employees of the Company. Additionally, effective as of December 31, 2001, the United Grocers Special 401(k) Savings Plan (the "United Plan") is merged with and into the Plan. Accordingly, effective as of such merger date, the terms and conditions governing the former participants in the United Plan shall be as set forth in this Plan. As to the United facility Employees, the terms of the United Plan that existed prior to the merger date shall be effective until December 30, 2001, and the terms of this Plan shall only be applicable for one day (i.e., December 31, 2001) for the 2001 Plan Year. Notwithstanding the foregoing, those provisions of the Plan that relate to the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000 ("GUST") shall be applicable to the United facility Employees as of the dates required by GUST. The terms of the Plan are as follows:

                                   ARTICLE I
                                   ---------
                      NAME, DEFINITIONS & FUNDING POLICY
                      ----------------------------------

          Section 1.1 : Full Name. This profit sharing plan shall be known as
          -----------   ---------
  the:

                         UNIFIED WESTERN GROCERS, INC.
                            SHELTERED SAVINGS PLAN

The Plan was known, prior to December 31, 2001, as the Certified Grocers of California, Ltd. Employees' Sheltered Savings Plan. It is hereby designated as constituting a defined contribution plan intended to qualify under Code Section 401(a) that includes a cash or deferred arrangement under Code Section 401(k). The Trust established in connection with the Plan shall be known as the:

                         UNIFIED WESTERN GROCERS, INC.
                         SHELTERED SAVINGS PLAN TRUST

          Section 1.2:  Certain Definitions. As used in this document and in the
          ------------  -------------------
Trust, the following words and phrases shall have the following meanings, unless a different meaning is specified or clearly indicated by the context:

          "Accounts" shall mean, collectively, the Retirement Account, the Deferred Income Account, the Matching Contribution Account, the Voluntary Contribution Account, and the Rollover Contribution Account that may be established under the Plan for a Participant. If all of such accounts are not established for a Participant, then "Accounts" shall mean, collectively, all of such accounts that are established for such Participant.

          "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary of the Treasury shall provide.

          "Affiliated Company" shall mean:

               (a) a member of a controlled group of corporations of which the Company is a member;

               (b) an unincorporated trade or business that is under common control with the Company, as determined in accordance with Code Section 414(c) and the applicable Regulations;

               (c) a member of an affiliated service group of which the Company is a member, as determined in accordance with Code Section 414(m) and the applicable Regulations; or

               (d) any other entity required to be aggregated with the Company pursuant to the Regulations under Code Section 414(o).

For these purposes, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and 1563(e)(3)(C).

          "Anniversary Date" shall mean the last day of each Plan Year.

          "Article" shall mean an Article of the Plan.

          "Beneficiary" shall mean the person or persons, as the context requires, last designated by a Participant to receive any benefit specified in the Plan that is payable upon such Participant's death. If there is no designated Beneficiary or surviving Beneficiary, the Beneficiary shall be the Participant's surviving spouse; or, if none, the Participant's surviving descendants (including adopted persons), who shall take on the principle of representation; or, if none, the Participant's estate; or, if there is no legal representative appointed to represent the Participant's estate and if the Participant's vested interest does not exceed $2,000, a person (or the persons) selected by the Committee who is related to the Participant by blood, adoption or marriage.

          "Board of Directors" shall mean the Board of Directors of the Company.

          "Break in Service" shall mean a computation period in which an Employee has failed to complete more than 500 Hours of Service (unless due to an authorized, unpaid leave of absence granted by the Company in a nondiscriminatory manner). The computation period shall be, for eligibility and vesting purposes, the same computation period used in determining an Employee's Years of Service. Solely for purposes of determining whether a Break in Service has occurred in any computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service that would otherwise have been credited to such individual but for such absence (or, in any case in which such Hours of Service cannot be determined, eight Hours of Service per work day of such absence). An absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this provision shall in no event exceed 501 hours, and they shall be credited (1) in the computation period in which the absence begins if such crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and its successors.

          "Company" shall mean Unified Western Grocers, Inc.

          "Compensation" shall mean:

          a Participant's Earnings during the Plan Year, plus, for Plan Years beginning before January 1, 1998, the amount of his or her Elective Contributions, if any, and any amount that is contributed by the Company pursuant to a salary reduction agreement and that is not includable in such Participant's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), reduced by all of the following items (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits, and further reduced by any type of additional compensation for employees working outside their regularly scheduled tour of duty (such as overtime pay, premiums for shift differential, and call-in premiums) and bonuses. In addition to other applicable limitations set forth in the Plan, and despite any other provision of the Plan, the Compensation of each Participant shall not exceed the Compensation Limitation (defined below). The Compensation Limitation is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined beginning in such calendar year. If such a determination period consists of fewer than 12 months, the Compensation Limitation will be multiplied by a fraction, the numerator of which is the number of months in such determination period, and the denominator of which is 12. If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for such prior determination period is subject to the Compensation Limitation in effect for such prior determination period.

          "Deferred Income Account" shall mean the account maintained by the Committee for each Participant on whose behalf an Elective Contribution is made.

          "Defined Benefit Plan" and "Defined Contribution Plan" shall have the same meanings as given these terms under ERISA.

          "Determination Year" shall mean the Plan Year.

          "Earnings" shall mean a Participant's annual "compensation", as that term is defined in Code Section 415, that is actually paid or made available to the Participant within the Plan Year. A Participant's Earnings shall include such Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company or any Affiliated Company to the extent the amounts are includable in gross income under the Code (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances). "Earnings" shall not include:

               (a) Any contribution made by the Company to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to that plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed. In addition, the Company's contributions, if any, made on behalf of a Participant to a simplified employee pension plan described in Code Section 408(k) are not considered Earnings for the taxable year in which contributed to the extent such contributions are deductible by the Participant under Code
     Section 219(b)(7). Additionally, any distributions from a plan of deferred compensation are not considered Earnings, regardless of whether such amounts are includable in the gross income of the Participant when distributed. However, any amount received by a Participant pursuant to an unfunded non-qualified plan may be considered Earnings in the year such amounts are includable in the gross income of the Participant.

               (b) Any amount realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

               (c) Any amount realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

               (d) Any other amount that receives special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant), or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code
     Section 403(b) (whether or not the contributions are excludable from the gross income of the Participant).

For Plan Years beginning after December 31, 1997, Earnings paid or made available during any Plan Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount that is contributed or deferred by the Company at the election of the Participant and that is not includable in the gross income of the Participant by reason of Code Section 125, 132(f)(4) (for Plan Years beginning after December 31, 2000), or 457.

          "Effective Date" shall mean August 31, 1997, which is the effective date of this amendment and restatement. Despite the foregoing, the attached Schedule A shall be effective as of January 1, 2002.

          "Eligible Participant" shall mean, as of any Anniversary Date, (i) each Participant who is an Employee on such date, and (ii) each Participant who ceased to be an Employee during the Plan Year ending with such Anniversary Date by reason of his or her involuntary layoff, retirement on or after his or her Normal Retirement Date, death, or Total Disability.

          "Employee" shall mean every person classified by the Company as a common law employee of the Company and any Affiliated Company that has adopted the Plan with the permission of the Board of Directors. "Employee" shall not include any person who is (i) employed by or through a leasing, temporary, or similar agency or company, or (ii) classified by the Company as a leased employee (within the meaning of Code Section 414(n)(2)) of the Company or any such Affiliated Company. If any person described in the preceding sentence is determined to be a common law employee of the Company by court decision or otherwise, such person shall nonetheless continue to be treated as not being an Employee.

          "Employer" shall mean, with respect to an Employee, the Company, any Predecessor Employer and any Affiliated Company.

          "Employment Commencement Date" for each Employee shall mean the date such Employee first is credited with an Hour of Service.

          "Entry Date" shall mean the first day of each payroll period. Effective as of January 1, 1999, for purposes of eligibility to make Elective Contributions and Voluntary Contributions, the term "Entry Date" shall mean the first day of the first payroll period of each calendar quarter. Effective as of January 1, 2002, for purposes of eligibility to make Elective Contributions and Voluntary Contributions, the term "Entry Date" shall mean the first day of the first payroll period each month.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and its successors.

          "Fiduciary" shall mean a person who:

               (a) exercises any discretionary authority, discretionary control, or discretionary responsibility respecting the management or administration of the Plan;

               (b) exercises any authority or control respecting management or disposition of the Plan's assets; or

               (c) renders investment advice for a fee or other compensation, direct or indirect, with respect to any asset of the Plan, or has any authority or responsibility to do so.

          "Financial Institution" shall mean a bank, trust company, or other financial institution that is regulated by the United States or any State.

          "Forfeiture" shall mean the nonvested portion of a Participant's Accounts that is forfeited and allocated to other Participants' Accounts in accordance with the Plan.

          "Highly Compensated Active Employee" shall mean any Participant who performed service for the Company during the Determination Year and who:

               (a) During the Look-Back Year received Earnings from the Company in excess of $80,000 (as adjusted pursuant to Code Section 415(d)), and, if the Company so elects, was a member of the Top-Paid Group for such year; or

               (b) Was a 5% Owner at any time during the Look-Back Year or the Determination Year.

     It is noted that the Company has not made the Top Paid Group Election.

          "Highly Compensated Employee" shall mean any Participant who is a "Highly Compensated Active Employee" or a "Highly Compensated Former Employee."

          "Highly Compensated Former Employee" shall mean any Participant who:

               (a) Separated from service (or was deemed to have separated from service) prior to the Determination Year,

               (b) Performed no service for the Company during the Determination Year, and

               (c) Was a Highly Compensated Active Employee in either (i) the Determination Year during which the Employee separated from service, or
     (ii) any Determination Year ending on or after the Employee's 55th birthday. For the purposes of this subsection (c), an Employee will be deemed to have separated from service if, in a Determination Year before the Employee attained age 55, the Employee received Earnings in an amount less than 50% of the Employee's average annual Earnings for the three consecutive calendar years preceding the Determination Year during which the Employee received the greatest amount of Earnings from the Company.

          "Hour of Service" shall mean:

               (a) Each hour for which an Employee was paid by, or entitled to payment from, an Employer. Hours under this subsection (a) shall be credited to an Employee for the computation period or periods in which the services were performed. Generally, Hours of Service shall be determined from the Employer's employment records. Despite the foregoing, if an Employee's Compensation is not determined on the basis of certain amounts for each hour worked (such as salaried, commission or piece-work employees) and if his or her hours are not required to be counted and recorded by any federal law (such as the Fair Labor Standards Act), such Employee's Hours of Service need not be determined from employment records. Instead, such Employee may be credited with 190 Hours of Service for each month in which he or she would be credited with at least one Hour of Service pursuant to this subsection (a);

               (b) Each hour for which an Employee was paid by, or entitled to payment from, an Employer on account of a period during which no services were performed (irrespective of whether the employment relationship had terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this subsection (b) for any single continuous period (whether or not such period occurs in a single computation period);

               (c) Each hour for which back pay (irrespective of mitigation of damages) is either awarded against, or agreed to by, an Employer. The same Hours of Service shall not be credited under either subsection (a) or (b), whichever is applicable, and under this subsection (c). Hours of Service under this subsection (c) shall be credited for the computation period(s) to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made; and

               (d) Hours under subsections (a) through (c) above shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which is incorporated here by reference.

          "Individual Medical Benefit Account" shall have the same meaning as is given that term under Code Section 415(l)(2).

          "Investment Manager" shall mean a person or entity who (that) is (a) registered as an investment advisor under the Investment Advisor's Act of 1940,
(b) defined as a bank under that Act, or (c) an insurance company qualified under the laws of more than one state to manage, acquire and dispose of trust assets, and who has acknowledged in writing that he (she or it) is a Fiduciary with respect to the Plan.

          "Look-Back Year" shall mean the 12-month period preceding the Determination Year, or, if the Company elects and allowed by the applicable Regulations, the calendar year ending with or within the applicable Determination Year.

          "Matching Contribution Account" shall mean the account maintained by the Committee for each Participant on whose behalf a Matching Contribution is made.

          "Named Fiduciary" shall have the same meaning as under Section 402(a) of ERISA and shall be determined as provided in Section 8.3.

          "Non-Highly Compensated Employee" shall mean any Participant who is not a Highly Compensated Employee.

          "Normal Retirement Age" shall mean a Participant's 65th birthday.

          "Normal Retirement Date" shall mean the first day of the month that coincides with or immediately follows a Participant's Normal Retirement Age.

          "Participant" shall mean any Employee who becomes eligible for participation in accordance with the provisions of the Plan, and, unless the context indicates otherwise, includes former Participants.

          "Plan" shall mean this document and the plan created by this document (including, unless the context indicates to the contrary, the Trust established in connection with the Plan), as it may be amended from time to time.

          "Plan Year" shall mean the period beginning on the Sunday following the Saturday nearest August 31st and ending on the Saturday nearest August 31st of the following year. Effective as of January 1, 1999, the Plan Year shall be the calendar year and there shall be a short Plan Year ending on December 31, 1998. The Plan Year shall be the "limitation year" for the Plan as defined in the Code.

          "Predecessor Employer" shall mean any predecessor employer of an Employee that maintained the Plan.

          "Regulations" shall mean the regulations issued under the Code or ERISA, or both of them, as well as under any other legislation that applies to the Plan.

          "Retirement Account" shall mean the account maintained by the Committee for each Participant which is to be credited with such Participant's share of the Company's contributions to the Trust.

          "Rollover Contribution Account" shall mean the account maintained by the Committee for each Participant who makes a Rollover Contribution.

          "Rollover Contribution" shall mean a qualified rollover contribution as defined in Code Sections 402(c), 403(a)(4), and 408(d)(3), but shall not include a rollover contribution that is attributable to contributions made on behalf of a Key Employee in a Top-heavy Plan, unless such a rollover contribution is permissible under the Code or applicable Regulations.

          "Section" shall mean, when used in conjunction with some other reference (such as the Code or ERISA), a section of such other reference. When not used in conjunction with some other reference, Section shall refer to a section of the Plan or Trust, as the context requires. References to a Section include future amendments, and successors, to it.

          "Secretary" shall mean the Secretary or an Assistant Secretary of the Committee.

          "Secretary of the Treasury" shall mean the Secretary of the Treasury, as defined in Code Section 7701(a)(11).

          "Signature Page" shall mean the page(s) at the end of the Plan entitled "Signature Page."

          "Top-Paid Group" shall mean the group of Employees in a particular year that consists of the top 20% of the Employees, ranked on the basis of Earnings received from the Company during such year.

               (a) An Employee shall be disregarded for purposes of determining the Top-Paid Group if the Employee:

                    (i) Has not performed an Hour of Service during such year;

                    (ii)   Has not completed six months of service;

                    (iii) Normally works less than 17 1/2 hours per week or six months during any year;

                    (iv)   Has not attained age 21 by the end of such year; or

                    (v) Is a non-resident alien and has received no earned income (within the meaning of Code Section 911(d)(2)) from the

          Company constituting United States source income within the meaning of Code Section 861(a)(3).

               (b) In addition, if 90% or more of the Employees of the Company are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Company, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

               (c) All Affiliated Companies shall be taken into account as a single employer, and leased employees, within the meaning of Code Sections 414(n)(2) and 414(o)(2), shall be considered Employees unless such leased employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Company. For the purpose of determining the number of active Employees in any year, the following Employees shall be excluded:

                    (i)    Employees with less than six months of service;

                    (ii) Employees who normally work less than 17 1/2 hours per week;

                    (iii) Employees who normally work less than six months during a year; and

                    (iv)   Employees who have not yet attained age 21.

          "Total Disability" or "Totally Disabled" shall each refer to a physical or mental impairment that, in the Committee's opinion, (a) is expected to be either of indefinite duration or result in death, and (b) renders a Participant unable to satisfactorily perform his or her duties for the Company or the duties of such other position or job that the Company makes available to such Participant and for which such Participant is qualified by reason of his or her training, education or experience. The Committee's opinion must be supported by the opinion of a qualified physician designated or approved by the Committee.

          "Trust" shall mean the trust established in connection with the Plan, as it may be amended from time to time.

          "Trust Valuation Date" shall mean each Anniversary Date and such other date or dates selected by the Committee.

          "Trustee" shall mean the person(s) or entity, or combination of them, serving from time to time as the trustee(s) of the Trust.

          "Voluntary Contribution Account" shall mean the account maintained by the Committee for each Participant who makes a Voluntary Contribution.

          "Welfare Benefit Fund" shall have the same meaning as is given that term in Code Section 419(e).

          "Year of Service" shall mean any Plan Year during which an Employee is employed by the Company and during which the Employee has one Hour of Service. In order for a year to constitute a year of service, the Employee need not be employed by the Company on the last day of such Plan Year.

          "1% Owner" shall be determined in the same manner as a 5% Owner, defined below.

          "5% Owner" shall mean a Participant who (i) owns more than 5% of the outstanding stock (or owns stock possessing more than 5% of the total combined voting power of all classes of stock) of the Company (or any Affiliated Company), if the Company (or the Affiliated Company, whichever applies) is a corporation; or (ii) owns more than 5% of the capital or profit interest in the Company (or the Affiliated Company, whichever applies), if the Company (or the Affiliated Company, whichever applies) is not a corporation. A similar rule shall apply to the determination of a "1% Owner."

          Section 1.3:  Other Definitions. As used in this document and in the
          -----------   -----------------
Trust, the following words and phrases shall have the meanings set forth in the indicated Sections, unless a different meaning is specified or clearly indicated by the context:


     Term                                      Section
     ----                                      -------

     "Actual Contribution Percentage"          3.9
     "Actual Deferral Percentage"              3.8
     "Additional Contribution"                 3.8
     "Aggregate Account"                       7.2
     "Aggregation Group"                       7.2
     "Annual Addition"                         4.7
     "Annuity Starting Date"                   6.2
     "Claimant"                                10.1
     "Committee"                               8.1

     "Defined Benefit Plan Fraction"               4.7
     "Defined Contribution Plan Fraction"          4.7
     "Determination Date"                          7.2
     "Elective Contribution"                       3.2
     "Eligible Retirement Plan"                    6.7
     "Eligible Rollover Distribution"              7.2
     "Key Employee"                                6.7
     "Matching Contribution"                       3.3
     "Non-Elective Contribution"                   3.1
     "Non-Key Employee"                            7.2
     "Preretirement Election Period"               6.2
     "Present Value of Accrued Benefit"            7.2
     "Qualified Election"                          6.2
     "Qualified Joint and Survivor Annuity"        6.2
     "Qualified Life Annuity"                      6.2
     "Qualified Preretirement Survivor Annuity"    6.2
     "Retirement Election Period"                  6.2
     "Top-heavy Group"                             7.2
     "Top-heavy Plan"                              7.2
     "USERRA"                                      11.13
     "Valuation Date"                              7.2
     "Voluntary Contribution                       3.3
     "1.0 Rule"                                    4.7


       Section 1.4:   Funding Policy. The Plan is to be funded primarily through
       -----------    --------------
the Company's contributions and the Participants' contributions as provided for in the Plan. The Trust's assets shall be invested as provided for in the trust document in an effort to safely maximize potential retirement benefits, which shall be paid to Participants and Beneficiaries as provided for in the Plan.

                                  ARTICLE II
                                  ----------
                                 PARTICIPATION
                                 -------------

          Section 2.1:  Eligibility Requirements.
          -----------   ------------------------

          (a) Each Employee shall become eligible to participate in the Plan on the Entry Date coincident with or next following the one year anniversary date following his or her Employment Commencement Date, provided that he or she is still an Employee on such Entry Date. Notwithstanding the foregoing, effective as of January 1, 1999, each Employee shall become eligible to make Elective Contributions and Voluntary Contributions beginning on the Entry Date coincident with or next following his or her Employment Commencement Date, provided that he or she is still an Employee on such Entry Date. Effective as of January 1, 2002, each Employee shall become eligible to make Elective Contributions and Voluntary Contributions beginning on the Entry Date coincident with or next following the 30th day following his or her Employment Commencement Date, provided that he or she is still an Employee on such Entry Date. For purposes of determining whether an Employee is eligible for Non-Elective Contributions and Matching Contributions, any Employee who is transferred to employment at a Certified Grocers facility on or after December 1, 1999, from a United Grocers facility, shall receive credit for service while employed at the United Grocers facility.

          (b) Notwithstanding any other provision of the Plan, the following classes of Employees shall not be eligible to participate in the Plan:

                (i) any Employee who is a member of a collective bargaining unit and who is covered by a collective bargaining agreement, which agreement does not provide for coverage of such Employee under this Plan, provided, that the matter of retirement benefits was at any time the subject of good faith bargaining between the Company and the collective bargaining unit of which the Employee is a member;

                (ii) any Employee who is a nonresident alien and who receives no earned income within the meaning of Section 911(b) of the Code from the Company which constitutes income from sources within the United States within the meaning of Section 861(a)(3) of the Code; and

                (iii) any Employee employed at a United Grocers facility. Notwithstanding the foregoing, if an Employee who is a Participant under the Plan is transferred to employment at a United Grocers facility on or after December 1, 1999, such Employee shall continue as a Participant under the Plan. Effective as of December 31, 2001, Employees employed at a United Grocers facility shall be a class of Employees eligible to participate in the Plan.

                In the event that a Participant becomes an ineligible Employee, he or she shall remain a Participant as to amounts already contributed and allocated for his or her benefit subject to all of the terms of the Plan.

     Section 2.2: Application For Participation And Beneficiary Designation.
     -----------  ---------------------------------------------------------

     (a) Each Employee who becomes eligible to participate in the Plan shall be given an application for participation. That application shall (a) specify the beginning date of such Employee's participation, (b) shall contain such Employee's acceptance of the benefits of the Plan and Trust and his or her agreement to be bound by the terms of the Plan and Trust, and (c) allow such Employee to designate the Beneficiary whom he or she desires to receive benefits in the event of his or her death. A Participant may, from time to time, change his or her designated Beneficiary by filing a new written designation with the Committee. The Company, the Trustee, and the Committee may rely upon the designation of a Beneficiary that was last filed in accordance with the Plan. Despite the foregoing, a Participant's right to designate a Beneficiary to receive his or her death benefits shall be subject to the survivor annuity requirements set forth in Article VI.

     (b) Despite the provisions of subsection (a) above, a married Participant's Beneficiary shall in all events be such Participant's surviving spouse, unless such spouse consents to such Participant's designation of a Beneficiary other than such spouse. A spouse's consent to such a designation must satisfy the following requirements: (i) it must be in writing; (ii) it must acknowledge the effect of the Participant's designation of a Beneficiary other than the spouse; and (iii) it must be witnessed by a designated Plan representative or a notary public.

     Section 2.3: Participation. The participation of a Participant in the Plan
     -----------  -------------
shall begin as of his or her Entry Date, and shall continue until the Participant's entire benefit has been distributed in accordance with the Plan's terms. A Participant (or his or her Beneficiary) may not receive any distribution of benefits except as provided for in the Plan.

     Section 2.4: Re-Employment. In the event an Employee who was a Participant
     -----------  -------------
is re-employed before five consecutive Breaks in Service, such Employee shall become a Participant on the date of re-employment, provided the Employee satisfies the eligibility provisions of Section 2.1 above. In the event an Employee who was a Participant is re-employed after five consecutive Breaks in Service, then such Employee shall be treated as a new Employee and shall become a Participant upon satisfying the requirements of Section 2.1 above.

                                  ARTICLE III
                                  -----------
                                 CONTRIBUTIONS
                                 -------------


     Section 3.1:  Company's Non-Elective Contributions.
     -----------   -------------------------------------

     (a) Subject to the Plan's other provisions, for each Plan Year in which the Plan is in effect, the Company shall make a contribution (the "Non-Elective Contribution") to the Trust from its current or accumulated net profits on behalf of each Eligible Participant. Despite the foregoing, the Company's Non-Elective Contributions are conditioned upon their deductibility under the Code.

     (b) The Company's Non-Elective Contribution under subsection (a) for each such Eligible Participant shall be an amount equal to 2% of such Eligible Participant's Compensation for such Plan Year. Notwithstanding the foregoing, if the Eligible Participant becomes a Participant during such Plan Year, then the Participant's Compensation shall only include that portion of the Compensation that he or she earned while a Participant.

     Section 3.2:  Elective Contributions Under Code Section 401(k).
     -----------   ------------------------------------------------

     (a) Subject to the limitations contained elsewhere in the Plan, each Participant may elect from time to time, by completing the appropriate forms provided by the Committee, to forgo receipt of up to 16% (effective as of January 1, 2002, 20%), stated in whole numbers only, or such other maximum, as may be determined by the Committee in its sole discretion, of his or her Compensation; provided, however, that the Participant's Elective Contributions and Voluntary Contributions may not exceed 16% (effective as of January 1, 2002, 20%), or such other maximum, as may be determined by the Committee, of his or her Compensation. The Company shall contribute to the Trust on behalf of each such electing Participant, out of its current or accumulated net profits, an amount equal to the Compensation forgone by such Participant (the "Elective Contribution"), and it shall be credited to such Participant's Deferred Income Account. Despite the foregoing, no Participant shall have any Elective Contributions under the Plan during any calendar year in excess of $7,000, as adjusted by the Adjustment Factor.

     (b) A Participant's election to forgo receipt of a portion of his or her Compensation shall be subject to such modification or cancellation as the Committee, in its discretion, shall permit; provided, however, that the Committee shall exercise its discretion in a uniform and nondiscriminatory manner.

     Section 3.3:  Company's Matching Contribution. Subject to the Plan's other
     -----------   -------------------------------
provisions, for each Plan Year, the Company shall make a matching contribution (the "Matching Contribution") on behalf of each Participant and it shall be credited to such Participant's Matching Contribution Account. The Company's Matching Contribution for each such Participant shall be an amount equal to:

               (i) 100% of the Participant's Elective Contributions and Voluntary Contributions for each pay period (or such other period, as determined by the Committee in its sole discretion) during the Plan Year, up to 4% of the Participant's Compensation for each such period; and

               (ii) A percentage from 0% to 50% (to be determined each Plan Year by the Committee in its sole discretion) of the next 4% of the Participant's Elective Contributions and Voluntary Contributions for each pay period (or such other period, as determined by the Committee in its sole discretion) during the Plan Year, up to 8% of the Participant's Compensation for each such period.

          Except as otherwise provided for in Section 4.4 below, the amount of the Company's Matching Contributions for a Plan Year shall be reduced by the amount of Forfeitures during such Plan Year, if any, and such Forfeitures shall be allocated as part of the Company's Matching Contributions pursuant to this Section.

          Section 3.4:  Participants' Contributions.
          -----------   ---------------------------

          (a)  Voluntary Contributions. Subject to the limitations contained
               -----------------------
elsewhere in the Plan, each Participant may elect from time to time, by completing the appropriate forms provided by the Committee, to contribute (on a nondeductible basis) up to 16% (effective as of January 1, 2002, 20%), stated in whole numbers only, or such other maximum, as may be determined by the Committee in its sole discretion, of his or her Compensation; provided, however, that the Participant's Elective Contributions and Voluntary Contributions may not exceed 16% (effective as of January 1, 2002, 20%), or such other maximum, as may be determined by the Committee, of his or her Compensation. The Company shall contribute to the Trust on behalf of each such electing Participant an amount equal to the Compensation forgone by such Participant (the "Voluntary Contribution"), and it shall be credited to such Participant's Voluntary Contribution Account. A Participant's election to forgo receipt of a portion of his or her Compensation shall be subject to such modification or cancellation as the Committee, in its discretion, shall permit; provided, however, that the Committee shall exercise its discretion in a uniform and nondiscriminatory manner.

          (b)  Rollover Contributions. Effective as of July 1, 1998, a
               ----------------------
Participant may make a Rollover Contribution to the Plan or a trustee-to-trustee transfer described in Code Section 401(a)(31), provided that any asset so contributed or transferred is acceptable to the Committee and Trustee.

          Section 3.5:  Payment Of Non-Elective Contributions and Matching
          -----------   --------------------------------------------------
Contributions To The Trustee. All payments of the Non-Elective Contributions and
----------------------------

Matching Contributions shall be made directly to the Trustee and may be made on any date(s) selected by the Company. Notwithstanding the foregoing, if the Matching Contributions are calculated on a pay period by pay period basis, then the Matching Contributions for a pay period must be made on or before the last day of the Plan quarter immediately following the Plan quarter for which the Matching Contributions relate. Despite the foregoing, the Company's total Non-Elective Contribution and Matching Contributions for each Plan Year must be paid on or before the date on which the Company's federal income tax return is due, including any extensions of time obtained for the filing of such return.

          Section 3.6:  Payment Of Elective Contributions To The Trustee. All
          -----------   ------------------------------------------------
payments of Elective Contributions shall be made directly to the Trustee. Such payments shall be made as soon as is administratively practical following the date the forgone Compensation would have been paid to the electing Participant, but in no event later than the fifteenth business day of the month following the month in which the forgone Compensation would have been paid to the Participant.

          Section 3.7:  Payment Of Participants' Contributions To The Trustee.
          -----------   -----------------------------------------------------

          (a)  Voluntary Contributions. All payments of Voluntary Contributions
               -----------------------
shall be made directly to the Trustee. Such payments shall be made as soon as is administratively practical following the date the forgone Compensation would have been paid to the electing Participant, but in no event later than the fifteenth business day of the month following the month in which the forgone Compensation would have been paid to the Participant. The Trustee may commingle such contributions with the Company's contributions. However, the Committee shall keep separate records of each Participant's Voluntary Contributions (and the income, gains and losses on them). The Trustee shall invest a Participant's Voluntary Contributions in the same manner as provided for the investment of the Company's contributions.

          (b)  Rollover Contributions. A Participant's Rollover Contributions
               ----------------------
shall be paid directly to the Trustee. The Trustee may commingle such contributions with the Company's contributions. However, the Committee shall keep separate records of each Participant's Rollover Contributions (and the income, gains and losses on them). The Trustee shall invest a Participant's Rollover Contributions in the same manner as provided for the investment of the Company's contributions.

          Section 3.8:  Actual Deferral Percentage Test.
          -----------   -------------------------------

          (a) It is the Company's intent that all Elective Contributions shall satisfy the requirements of Code Section 401(k).

               (i) Accordingly, the amount of Elective Contributions made in any Plan Year on behalf of all Highly Compensated Employees shall not result in an Actual Deferral Percentage for such Highly Compensated Employees that exceeds the greater of:

                         (A) the Actual Deferral Percentage for all Non-Highly Compensated Employees for the preceding Plan Year, multiplied by 1.25; or

                         (B) the Actual Deferral Percentage for all Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two, provided that the Actual Deferral Percentage for all Highly Compensated Employees does not exceed the Actual Deferral Percentage for all Non-Highly Compensated Employees for the preceding Plan Year by more than two percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee).

                 (ii) For the purposes of this subsection (a), the amount of Elective Contributions shall relate to Compensation that either (A) would have been received by the Participant in the Plan Year but for the Participant's election to defer receipt of his or her Compensation pursuant to the terms of the Plan; or (B) is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within 2 1/2 months after the close of the Plan Year.

                 (iii) In order to prevent the multiple use of the alternative method described in subsection (i)(B) above and in Code Section 401(m)(9)(A), any Highly Compensated Employee eligible to (A) make elective deferrals pursuant to this Section, or (B) receive matching contributions under this Plan or under any other plan maintained by the Company or an Affiliated Company, shall have his actual contribution ratio reduced pursuant to Treasury Regulation Section 1.401(m)-2.

                 (iv) For the purposes of subsection (i) above, the Committee may elect to use the current Plan Year rather than the preceding Plan Year. If the Committee makes this election, then such election may not be changed except as allowed for by the Secretary of the Treasury.

                 (v) For the purposes of subsection (i) above and for purposes of the first Plan Year, the Actual Deferral Percentage for all Non-Highly Compensated Employees for the preceding Plan Year shall be: (A) 3%; or (B) the Actual Deferral Percentage for all Non-Highly Compensated Employees for the first Plan Year, if so elected by the Committee.

                 (vi) Effective for Plan Years beginning after December 31, 1998, if the Committee elects to apply Code Section 410(b)(4)(B) to determine whether the cash or deferred arrangement provided for in the Plan satisfies the coverage requirements provided for in Code Section 410(b)(1), then for purposes of subsection (i) above, the Committee may exclude all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code Section 410(a)(1)(A).

          (b)  Adjustment To Actual Deferral Percentage Tests. If the Committee
               ----------------------------------------------
determines at any time that the limitation on Elective Contributions set forth in subsection (a) above will be exceeded for any Plan Year:

               (i) the Company may, at its sole option (but still subject to the limitations contained elsewhere in the Plan), either (A) designate that all or any portion of its Non-Elective Contribution for such Plan Year (if, and to the extent, it has been made prior to such date and has not been previously allocated pursuant to Section 4.5) shall be treated as an Elective Contribution (the "Deemed Elective Contribution") or (B) make an additional contribution (the "Additional Contribution") on behalf of all Participants other than Highly Compensated Employees, or on behalf of all Participants, in the amount necessary so that the limitation set forth in subsection (a) will not be exceeded. Any Deemed Elective Contribution or Additional Contribution shall be (A) prorated among the Participants on whose behalf it was made, on the basis of each such Participant's Compensation for such Plan Year, and (B) credited to each such Participant's Deferred Income Account; or

               (ii) the Committee shall reduce the amount of the Elective Contributions made by the Highly Compensated Employees in the amount necessary so that the limitation set forth in subsection (a) above will not be exceeded. The amount by which each Highly Compensated Employee whose Elective Contributions is reduced (the "Excess Contributions") shall be returned to the Firm to be paid to such Highly Compensated Employee pursuant to subsection (h) below. For purposes of the foregoing, the amount of Excess Contributions made by the Highly Compensated Employees for a Plan Year is the excess of: (a) the aggregate amount of Elective Contributions actually taken into account in computing the Actual Deferral Percentage for all Highly Compensated Employees for such Plan Year, over (b) the maximum amount of such Elective Contributions permitted by the Actual Deferral Percentage test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages). Such amount of Excess Contributions shall be allocated to the Highly Compensated Employees who made the largest amounts of Elective Contributions during the Plan Year, beginning with the Highly Compensated Employee with the largest amount of such Elective Contributions and continuing in descending order until all the Excess Contributions have been allocated. This leveling method, under which the Elective Contributions made by the Highly Compensated Employee who made the largest amount of Elective Contributions during the Plan Year is reduced, shall be repeated to the extent required to:

                    (A) Enable the Plan to satisfy the Actual Deferral Percentage test described in subsection (a) above, or

                    (B) Cause such Highly Compensated Employee's Elective Contributions to equal the Elective Contributions of the Highly Compensated Employee with the next largest amount of Elective Contributions.

     The amount of Excess Contributions to be distributed pursuant to subsection
     (h) below for a Plan Year with respect to any Highly Compensated Employee shall not exceed the amount of Elective Contributions made on behalf of such Highly Compensated Employee for such Plan Year.

          (c) For the purposes of this Section, the following definitions shall apply:


               (i) "Actual Deferral Percentage" shall mean, with respect to the groups consisting of (A) all Highly Compensated Employees and (B) all Non-Highly Compensated Employees, the average of the Actual Deferral Ratios for each such group, calculated separately for each Participant in each such Group.

               (ii) "Actual Deferral Ratio" shall mean the ratio that:

                    (A) the amount of the Elective Contributions, Deemed Elective Contributions, and Additional Contributions made on behalf of each Participant for a Plan Year, bears to

                    (B)  such Participant's Compensation for such Plan Year.

          (d) For the purposes of this Section, the Actual Deferral Percentage for any Highly Compensated Employee who is eligible to have Elective Contributions, Deemed Elective Contributions, or Additional Contributions allocated to his or her account(s) under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Company or any Affiliated Company shall be determined as if all such Elective Contributions, Deemed Elective Contributions, and Additional Contributions were made under a single arrangement .

          (e) The determination and treatment of the Elective Contributions, Deemed Elective Contributions, Additional Contributions, and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (f) The determination of who is a Highly Compensated Employee, including the determination of the Compensation that is considered, will be made in accordance with Code Section 414(q).

          (g)  Distribution Of Excess Deferrals.
               --------------------------------

               (i) If any Participant has any Excess Deferrals for any calendar year, and if he or she makes a claim pursuant to subsection (ii) below, then the Excess Deferrals allocable to the Plan pursuant to such claim shall be returned to the Company to be distributed to such Participant. Such distribution shall be made no later than the April 15th following the calendar year to which such Excess Deferrals relate.

               (ii) A Participant's claim for Excess Deferrals shall be in writing, signed by such Participant, and submitted to the Committee no later than the March 1st following the calendar year to which such Excess Deferrals relate. Such claim shall also specify the amount of such Participant's Excess Deferrals for such calendar year allocable to the Plan and shall be accompanied by such Participant's statement that, if such Excess Deferrals are not distributed, such Excess Deferrals, when added to all amounts deferred by such Participant under all plans or arrangements described in Code Sections 401(k), 408(k), or 403(b), exceed the limit imposed on such Participant by Code Section 402(g) for the year to which the Excess Deferrals relate.

               (iii) For the purposes of this Section, a Participant's "Excess Deferrals" shall mean the amount of such Participant's Elective Contributions for a calendar year that are allocated to the Plan pursuant to subsection (i) above.

               (iv) The Excess Deferrals shall be adjusted for income, gain or loss for the Plan Year pursuant to any reasonable method adopted by the Committee, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all Excess Deferrals under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

               (v) The Committee may elect to further adjust the Excess Deferrals for income, gain or loss for the gap period between (A) the last day of the Plan Year and (B) the date of distribution of the Excess Deferrals, provided that such adjustments are made pursuant to any reasonable method adopted by the Committee that does not violate Code
     Section 401(a)(4) and is used consistently for all Participants and for all Excess Deferrals under the Plan for the Plan Year.

          (h)  Distribution Of Excess Contributions.
               ------------------------------------

               (i) Despite any other provision of the Plan, any Excess Contributions that are to be distributed pursuant to Section 3.8(b), and the income, gain or loss allocable thereto, shall be distributed no later than the last day of the Plan Year following the Plan Year to which such Excess Contributions relate.

               (ii) The Excess Contributions shall be adjusted for income, gain or loss for the Plan Year pursuant to any reasonable method adopted by the Committee, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all Excess Contributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

               (iii) The Committee may elect to further adjust the Excess Contributions for income, gain or loss, for the gap period between (A) the last day of the Plan Year and (B) the date of distribution of the Excess Contributions, provided that such adjustments are made pursuant to any reasonable method adopted by the Committee that does not violate Code
     Section 401(a)(4) and is used consistently for all Participants and for all Excess Contributions under the Plan for the Plan Year.

               (iv) The Excess Contributions that would otherwise be distributed to a Participant shall be reduced, in accordance with the Regulations, by the amount of Excess Deferrals distributed to such Participant.

          (i)  Alternative Method of Satisfying the ADP Test. Despite any other
               ---------------------------------------------
provision of the Plan, effective for Plan Years beginning after December 31, 1998, the Elective Contributions for any Plan Year shall be deemed to satisfy subsection (a)(i) above if:

               (i)     Matching Contribution. The Company makes a Matching
                       ---------------------
     Contribution on behalf of each Participant who is a Non-Highly Compensated Employee. The Company's Matching Contribution for each such Participant shall be an amount equal to:

                       (A) 100% of the Participant's Elective Contributions for the Plan Year, up to 3% of the Participant's Compensation; plus

                       (B) 50% of the Participant's Elective Contributions for the Plan Year that exceed 3% of his or her Compensation but do not exceed 5% of the Participant's Compensation.

     Despite the foregoing, the Committee may choose any other Matching Contribution rate, if such alternative rate satisfies the following requirements:

                       (C) The rate does not increase as a Participant's Elective Contributions increase; and

                       (D) The total amount of the Matching Contributions using this alternative rate must equal or exceed the total amount of

          Matching Contributions using the rate provided for in the second sentence of subsection (i)(i) above.

     For all purposes under this subsection (i)(i), the Matching Contribution rate for any Participant who is a Highly Compensated Employee shall not be greater than the Matching Contribution rate for any Participant who is a Non-Highly Compensated Employee.

               (ii)    Non-Elective Contribution. Alternatively, the Company may
                       -------------------------
     make a Non-Elective Contribution on behalf of each Participant who is a Non-Highly Compensated Employee. The Company's Non-Elective Contribution for each such Participant shall be an amount equal to three percent (3%) of the Participant's Compensation.

               (iii) In addition to satisfying either subsection (i) or (ii) above, the following requirements shall also apply for the Plan Year:

                       (A) Within a reasonable period before each Plan Year, the Committee must give each Participant a written notice of the Participant's rights and obligations under the Plan. The written notice must be sufficiently accurate and comprehensive to apprise the Participant of his or her rights and obligations and written in a manner calculated to be understood by the average Participant; and

                       (B) The Matching Contributions or Non-Elective Contributions provided for in subsections (i) and (ii) shall be treated for all purposes under Articles IV, V, and VI as Elective Contributions.

          Section 3.9: Actual Contribution Percentage Test.
          -----------  -----------------------------------

          (a) It is the Company's intent that all Matching Contributions and Voluntary Contributions shall satisfy the requirements of Code Section 401(m).

               (i) Accordingly, the "Actual Contribution Percentage" for eligible Participants who are all Highly Compensated Employees shall not exceed the greater of:

                       (A) the Actual Contribution Percentage for all eligible Participants who are Non-Highly Compensated Employees for the preceding Plan Year, multiplied by 1.25; or

                       (B) the Actual Contribution Percentage for all eligible Participants who are Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two, provided that the Actual Contribution Percentage for all eligible Participants who are Highly Compensated Employees does not exceed the Actual Contribution Percentage for all Participants who are Non-Highly Compensated

          Employees for the preceding Plan Year by more than two percentage points (or such lesser amount as required in Treasury Regulation
          Section 1.401(m)-2 to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee).

               (ii) For the purposes of subsection (i) above, the Committee may elect to use the current Plan Year rather than the preceding Plan Year. If the Committee makes this election, then such election may not be changed except as allowed for by the Secretary of the Treasury.

               (iii) For the purposes of subsection (i) above and for purposes of the first Plan Year, the Actual Contribution Percentage for all Non-Highly Compensated Employees for the preceding Plan Year shall be (A) 3%, or (B) the Actual Contribution Percentage for all Non-Highly Compensated Employees for the first Plan Year, if so elected by the Committee.

               (iv) Effective for Plan Years beginning after December 31, 1998, if the Committee elects to apply Code Section 410(b)(4)(B) to determine whether the Plan satisfies the coverage requirements provided for in Code Section 410(b)(1), then for purposes of subsection (i) above, the Committee may exclude all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code Section 410(a)(1)(A).

          (b)  Definitions. For the purposes of this Section, the following
               -----------
definitions shall apply:

               (i) "Actual Contribution Percentage" shall mean, with respect to the groups consisting of (A) all Highly Compensated Employees and (B) all Non-Highly Compensated Employees, the average of the Actual Contribution Ratios for each such group, calculated separately for each Participant in each such group.

               (ii) "Actual Contribution Ratio" for a Plan Year shall mean the ratio that:

                         (A) the amount of the Matching Contributions and Voluntary Contributions made on behalf of each Participant for a Plan Year, bears to

                         (B)  such Participant's Compensation for such Plan
          Year.

     The Actual Contribution Ratio must be rounded to the nearest 100th of 1%.

               (iii) "Excess Aggregate Contributions" shall mean, for each Highly Compensated Employee, the total Matching Contributions and Voluntary Contributions made on behalf of such Highly Compensated

          Employee for such Plan Year, minus the amount determined by multiplying the Employee's Actual Contribution Ratio by the Employee's Compensation for such Plan Year.

               (c)  Elective Deferrals And Non-Elective Contributions. For
                    -------------------------------------------------
     purposes of determining the Actual Contribution Percentage and the amount of Excess Aggregate Contributions pursuant to this Section, only Matching Contributions and Voluntary Contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Committee may elect to take into account, with respect to Employees eligible to have Matching Contributions pursuant to this Section allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)- 1(b)) and qualified nonelective contributions (as defined in Code Section 401(m)(4)(c)) contributed to any plan maintained by the Company. Such elective deferrals and qualified non-elective contributions shall be treated as Matching Contributions subject to Treasury Regulation Section 1.401(m)-1(b)(2). However, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified nonelective contributions are made.

               (d)  Plan Aggregation. For purposes of this Section and Code
                    ----------------
     Sections 401(a)(4), 410(b) and 401(m), if two or more plans, which are maintained by the Company or any Affiliated Company, to which matching contributions, Employee contributions, or both, are made, are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than the average benefits tests under Code Section 410(b)(2)(A)(ii)), such plans shall be treated as one plan.

                    (i) In addition, two or more plans of the Company to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. However, plans may be aggregated under this subsection only if they have the same plan year.

                    (ii) Despite the foregoing, an employee stock ownership plan described in Code Section 4975(e)(7) may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

               (e)  Plan Aggregation. If a Highly Compensated Employee is a
                    ----------------
     Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) which are maintained by the Company or an Affiliated Company to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Employee shall be aggregated for purposes of determining such Highly Compensated Employee's Actual Contribution Ratio. However, if the plans have different plan years, this subsection shall be applied by treating all plans ending with or within the same calendar year as a single plan.

          (f)  Distribution of Excess Aggregate Contributions.
               ----------------------------------------------

               (i) If the Committee determines at any time that the limitation on Matching Contributions and Voluntary Contributions set forth in subsection (a) above will be exceeded for any Plan Year, the Committee (on or before the 15th day of the third month following the end of the Plan
     Year) shall direct the Trustee to:

                      (A) distribute to the Highly Compensated Employee who received the most Matching Contributions and Voluntary Contributions during the Plan Year, his or her vested portion of Excess Aggregate Contributions (and income allocable to such contributions) or,

                      (B) if forfeitable, forfeit such non-vested Excess Aggregate Contributions attributable to Matching Contributions (and income allocable to such Forfeitures)

     until either one of the tests set forth in this Section is satisfied, or until the amount of Matching Contributions and Voluntary Contributions that such Highly Compensated Employee received equals the Matching Contributions and Voluntary Contributions received by the Highly Compensated Employee who received the second highest Matching Contributions and Voluntary Contributions. This process shall continue until one of the tests set forth in this Section is satisfied.

               (ii) The Excess Aggregate Contribution shall be adjusted for income, gain or loss for the Plan Year pursuant to any reasonable method adopted by the Committee, provided that the method does not violate Code
     Section 401(a)(4), is used consistently for all Participants and for all Excess Aggregate Contributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

               (iii) The Committee may elect to further adjust the Excess Aggregate Contributions for income, gain or loss for the gap period between
     (A) the last day of the Plan Year and (B) the date of distribution of the Excess Aggregate Contributions, provided that such adjustments are made pursuant to any reasonable method adopted by the Committee that does not violate Code Section 401(a)(4) and is used consistently for all Participants and for all Excess Aggregate Contributions under the Plan for the Plan Year.

               (iv) Any distribution (and/or Forfeiture) of less than the entire amount of Excess Aggregate Contributions (and income) shall be treated as a pro rata distribution (and/or Forfeiture) of Excess Aggregate Contributions and income. Distribution of Excess Aggregate Contributions shall be designated by the Company as a distribution of Excess Aggregate Contributions (and income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.4. However, no such Forfeiture may be allocated to a Highly Compensated Employee whose contributions are reduced pursuant to this Section.

               (v) Excess Aggregate Contributions shall be treated as Company contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

               (vi) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to recharacterized as a Deemed Elective Contribution (as described in Section 3.8(b) above) for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Company that ends with or within the Plan Year.

               (vii) Despite the above, within 12 months after the end of the Plan Year, the Company may make a special qualified Non-Elective Contribution on behalf of Non-Highly Compensated Employees in an amount sufficient to satisfy one of the tests set forth in this Section. Such contribution shall be allocated to the Deferred Income Account of each Participant who is Non-Highly Compensated Employee in the same proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for such Plan Year. A separate accounting shall be maintained for the purpose of excluding such contributions for the "Actual Deferral Percentage" test set forth in
     Section 3.8.

          (g)  Alternative Method of Satisfying the ACP Test. Despite any other
               ---------------------------------------------
     provision of the Plan, effective for Plan Years beginning after December 31, 1998, the Matching Contributions and Voluntary Contributions for any Plan Year shall be deemed to satisfy subsection (a)(i) if:

               (i) The Company makes the contribution provided for in Section 3.8(i)(i) or (ii);

               (ii) The Committee gives each Participant the written notice provided for in Section 3.8(i)(iii);

               (iii) The Matching Contribution does not exceed 6% of any Participant's Compensation;

               (iv) The rate of the Matching Contribution does not increase as the rate of the Elective Contribution and Voluntary Contribution increases; and

                    (v) The Matching Contribution rate for any Participant who is a Highly Compensated Employee is not greater than the Matching Contribution rate for any Participant who is a Non-Highly Compensated Employee.

               Section 3.10: No Requirement For Profits. Despite any other
               ------------  --------------------------
provision of the Plan, the Company may, but is not required to, make all contributions to the Plan for any Plan Year without regard to whether the Company has any net profits for the taxable year or years ending with or within such Plan Year. Despite the preceding sentence, the Plan shall continue to be designed to qualify as a profit sharing plan for the purposes of Code Sections 401(a), 402, 412, and 417.

                                  ARTICLE IV
                                  ----------
                     ALLOCATIONS TO PARTICIPANTS' ACCOUNTS
                     -------------------------------------

     Section 4.1:  Retirement Accounts And Matching Contribution Accounts.
     -----------   ------------------------------------------------------

     (a) The Committee shall open and maintain a Retirement Account in the name of each Participant, and it shall be credited or charged with the amounts allocable to it as set forth below.

     (b) Committee shall open and maintain a Matching Contribution Account in the name of each Participant for whom a Matching Contribution is made. This Account shall be credited with each such Matching Contribution, and it shall be credited or charged with the amounts allocable to it as set forth below.


      Section 4.2: Deferred Income Accounts. The Committee shall open and
      -----------  ------------------------
maintain a Deferred Income Account in the name of each Participant for whom an Elective Contribution is made. This Account shall be credited with each such Elective Contribution (and such Participant's allocable share of any Deemed Elective Contribution or Additional Contribution) as it is received by the Trustee, and it shall be credited or charged with the amounts allocable to it as set forth below.

     Section 4.3:  Voluntary Contribution Accounts And Rollover Contribution
     -----------   ---------------------------------------------------------
Accounts.
--------

     (a) The Committee shall open and maintain a Voluntary Contribution Account for each Participant who contributes a Voluntary Contribution. This Account shall be credited with such Participant's Voluntary Contributions, and it shall be credited or charged with the amounts allocable to it as set forth below .

     (b) The Committee shall open and maintain a Rollover Contribution Account for each Participant who contributes a Rollover Contribution. This Account shall be credited with such Participant's Rollover Contributions, and it shall be credited or charged with the amounts allocable to it as set forth below.

     Section 4.4:  Allocation Of Forfeitures, Gains And Losses.
     ------------  -------------------------------------------

     (a)  Any Forfeitures of Excess Aggregate Contributions pursuant to Section
3.9 above shall be allocated to the Matching Contribution Accounts of the Eligible Participants who are Non-Highly Compensated Employees in the same proportion that each such Eligible Participant's Compensation for such Plan Year bears to the total Compensation of all such Eligible Participants for such Plan Year.

This allocation shall be made immediately preceding the allocation described in subsection (b) below.

          (b) Except as to that portion, if any, of the Trust's assets that the Committee or Board of Directors has elected to allow Participants to manage pursuant to Section 4.8 below, as of each Anniversary Date, and after any allocation is made of Forfeitures pursuant to subsection (a) above (but before any allocation is made of the Company's Non-Elective Contribution or Matching Contribution, if any, for the Plan Year ending on such Anniversary Date, if, and to the extent, made prior to such date), the Committee shall credit any income and investment gains (whether realized or unrealized) of the Trust, and shall charge any losses (whether realized or unrealized) and unallocated expenses of the Trust, to the Participants' Accounts in the same proportion that the balance in each such Account as of such Anniversary Date bears to the total balance in all Accounts as of such Anniversary Date.

               (i) Solely for the purposes of the allocation pursuant to this subsection (b), each Participant's Account balances as of such Anniversary Date shall be adjusted, in a uniform and nondiscriminatory manner, to reflect transactions that occurred during such Plan Year, including, without limitation, Elective Contributions, Matching Contributions, and Voluntary Contributions and withdrawals under Section 6.9 below.

               (ii) In determining the unrealized investment gains and losses to be credited or charged as of each Anniversary Date pursuant to this subsection (b), the Trustee shall value the assets of the Trust at their fair market value as of each such Anniversary Date.

          (c) Despite the provisions of subsection (b) above, a Participant's Rollover Contributions, if any, deposited in the Trust after the first day of any Plan Year shall share in the allocation pursuant to subsection (b) above pro rata, based on a fraction, the numerator of which is the number of whole months of the Plan Year for which such Rollover Contributions are on deposit in the Trust and the denominator of which is 12.

          Section 4.5: Allocation Of Non-Elective Contribution And Matching
          -----------  ----------------------------------------------------
Contribution. Subject to the limitations contained elsewhere in the Plan, as of
------------
each Anniversary Date, the Company's Non-Elective Contribution (if any) made on account of the Plan Year ending on such Anniversary Date shall be allocated to the Retirement Accounts of the Eligible Participants in the same proportion that each Eligible Participant's Compensation for such Plan Year bears to the total Compensation of all Eligible Participants for such Plan Year. This allocation shall be made immediately following the allocations described in Section 4.4.

          Section 4.6: Accounts In General. Accounts shall not vest in such
          -----------  -------------------
Participant any right, title or interest in the Trust, except to the extent, at the time or times, and upon the terms and conditions set forth in the Plan. Neither the Company, the Trustee, nor the Committee, to any extent, warrant, guarantee or represent that the value of any Participant's Accounts at any time will equal or exceed the amount previously allocated or contributed to such Accounts.

        Section 4.7:  Limitation On Annual Additions.
        -----------   ------------------------------

        (a) The following limitations shall apply to the allocations to each Participant's Accounts in any Plan Year:

             (i) As used in the Plan, a Participant's "Annual Addition" shall mean the sum for any Plan Year of:

                    (A) Such Participant's share of the Company's contributions; plus

                    (B) Such Participant's voluntary, nondeductible contributions to the Plan (excluding any Rollover Contribution); plus

                    (C)  Such Participant's share of any Forfeiture; plus

                    (D) Such Participant's allocable share of the Company's contributions to any Individual Medical Benefit Account; and plus

                    (E) With respect to any Participant who is a Key Employee, any amount that is derived from the Company's contributions paid or accrued after December 31, 1985 in taxable years ending after such date, and that is attributable to post-retirement medical benefits allocated to such Participant's account under a Welfare Benefit Fund maintained by the Company.

     Any excess amount applied under subsection (c) below in a Plan Year to reduce the Company's contributions on behalf of any Participant shall be considered to be an Annual Addition for such Participant for such Plan Year.

             (ii) Subject to the adjustments set forth below, during any Plan Year the maximum Annual Addition for any Participant shall in no event exceed the lesser of:

                    (A)  $30,000, as adjusted by the Adjustment Factor; or

                    (B)  25% of the Participant's Earnings for such Plan Year.

             (iii) The earnings limitation referred to in subsection (a)(ii)(B) above shall not apply to (A) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service that is otherwise treated as an Annual Addition, or (B) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

          (b) For Plan Years beginning before January 1, 2000, the following additional limitations shall apply to any Participant when such Participant, in addition to his or her participation in the Plan (and any Welfare Benefit Fund), is also a participant in a Defined Benefit Plan maintained by the Company or an Affiliated Company:

               (i) The amount of (A) the Annual Additions to such Participant's account(s) or (B) such Participant's normal retirement benefit in any such plan(s) shall be reduced by each such plan's committee to the extent necessary to prevent the sum of the Defined Benefit Plan Fraction (defined below) and the Defined Contribution Plan Fraction (defined below) for any such year from exceeding 1.0 (the "1.0 Rule") (benefits under Welfare Benefit Funds shall be reduced first, then benefits under profit sharing plans, then benefits under other Defined Contribution Plans, and, finally, benefits under Defined Benefit Plans).

               (ii) For the purpose of applying the 1.0 Rule, the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall be applied in a manner consistent with the provisions of Code Section 415 and the Regulations under it.

               (iii) As used above, "Defined Benefit Plan Fraction" shall mean a fraction, the numerator of which is the Participant's projected annual benefit under the Defined Benefit Plan (determined as of the end of the plan year for such plan), and the denominator of which is the lesser of:

                       (A) 1.25 multiplied by the dollar limitation in effect for such plan year (determined under Code Section 415(b)(1)(A)); or

                       (B) 1.4 multiplied by 100% of such Participant's average Earnings for his or her highest three consecutive years, including such plan year (determined under Code Section 415(b)(1)(B)).

               (iv) As used above, "Defined Contribution Plan Fraction" shall mean a fraction, the numerator of which is the sum of the annual additions to the Participant's account(s) as of the end of the Plan Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each of such Participant's prior years of service with the Company:

                       (A) 1.25 multiplied by the dollar limitation in effect for such Plan Year (determined under Code Section 415(c)(1)(A), but without regard to Code Section 415(c)(6)); or

                      (B) 1.4 multiplied by 25% of such Participant's Earnings for such Plan Year (determined under Code Section 415(c)(1)(B), or Code Section 415(c)(7), if applicable).

          (c) If, for any Plan Year, it is necessary to limit the Annual Addition of any Participant pursuant to subsections (a) or (b) above, the following reallocations shall be made:

               (i) First, the amount of such Participant's nondeductible, voluntary contributions for that Plan Year that are included in his or her Annual Addition shall be refunded to him or her;

               (ii) Second, the amount of such Participant's Elective Contribution for such Plan Year that causes such Participant's Annual Addition to exceed the applicable limitation shall be returned to the Company to be paid to such Participant;

               (iii) Third, the amount of the Company's contribution, inclusive of Forfeitures, that is allocable to such Participant and that causes such Participant's Annual Addition to exceed the applicable limitation shall, instead, be allocated to all other Participants who are not subject to this limitation, in proportion to their Compensation for such Plan Year; and

               (iv) Fourth, if the amount of the Company's contribution, inclusive of Forfeitures, is so great as to cause all Participants for such Plan Year to be subject to the limitations of this Section, then the excess of the Company's contributions that cannot be allocated for such Plan Year shall be held unallocated in a suspense account and applied against and reduce the Company's future contributions.

          (d) If a suspense account is in existence at any time during a Plan Year pursuant to subsection (c)(iii) above, it shall not participate in the Trust's income, gains and losses.

          (e) The limitations of this Section with respect to any Participant who, at any time, has been a participant in any other Defined Contribution Plan (whether or not terminated) or in more than one Defined Benefit Plan (whether or not terminated) maintained by the Company or by an Affiliated Company shall apply as if all such Defined Contribution Plans or all such Defined Benefit Plans in which the Participant has been a participant were one plan.

          Section 4.8: Investment Of Accounts. If so elected by the Committee or
          -----------  ----------------------
the Board of Directors, Participants shall manage the investment of all or a portion of the Trust's assets attributable to their Accounts. In such case, subject to uniform and nondiscriminatory rules adopted by the Committee, a Participant shall designate the percentage of any one or more of his or her Accounts that is to be invested in each of several authorized investments designated by the Committee from time to time. For convenience, such designated investments are referred to in this Plan individually as a "Fund," and collectively as the "Funds." Despite the foregoing, the Trustee may invest and reinvest the principal and income of any Account in short term obligations or bank accounts, pending investment in designated Funds, and may retain such cash balances in each of the Accounts as the Committee directs to meet the current cash needs of the Plan. As of each Trust Valuation Date, each such Participant's Account shall be credited (or charged) with the income, gains, and losses of the Funds in which such Account is invested, as such income, gains, and losses are realized. For purposes of the foregoing, the Trustee shall value the assets of the Trust at their fair market value as of each such Trust Valuation Date. In addition, each Participant's Account shall be charged (as the Committee, in a uniform and nondiscriminatory manner, shall direct) with brokerage commissions and other direct costs related to investing such Participant's Account pursuant to his or her directions.

                                   ARTICLE V
                                   ---------
                                    VESTING
                                    -------

          Section 5.1: Vesting In Retirement Account And Matching Contribution
          -----------  -------------------------------------------------------
Account. Each Participant shall at all times be 100% vested in his or her
-------
Retirement Account and Matching Contribution Account. Notwithstanding the foregoing, each Participant who is a United facility Employee and who is an Employee on or after December 31, 2001 shall be 100% vested, and each Participant who is a United facility Employee and who is not an Employee on or after December 31, 2001 shall be vested in accordance with the vesting schedule provided for in the United Plan.

          Section 5.2: Vesting In Other Accounts. Each Participant shall at all
          -----------  -------------------------
times be 100% vested in his or her Deferred Income Account, Voluntary Contribution Account, and Rollover Contribution Account, if such Accounts have been established for such Participant.

          Section 5.3: Forfeitures.
          -----------  -----------

          (a) If a Participant (i) ceases to be an Employee in any Plan Year for any reason, and (ii) as of the coinciding or immediately preceding Anniversary Date, such Participant was not 100% vested in his or her Retirement Account and Matching Contribution Account, then this Section shall apply.

          (b) Effective as of December 31, 2001, the nonvested portion shall be forfeited as of, and allocated on, the immediately following Anniversary Date as provided elsewhere in the Plan.

          (c) If the Participant becomes an Employee before he or she incurs five consecutive Breaks in Service and if he or she repays, subject to the provisions below, the amount of the distribution, if any, he or she received from his or her Retirement Account and Matching Contribution Account at his or her previous termination of employment, or if he or she had not yet received a distribution, the Participant shall be entitled to a restoration of his or her Forfeiture, as described in subsection (d) below. The sum of (A) either such repaid amount, in the event the Participant had previously received a distribution, or, the balance in his or her previous Retirement Account and Matching Contribution Account, in the event the Participant had not previously received a distribution, and (B) such restored Forfeiture, shall become the beginning balance in his or her new Retirement Account and Matching Contribution Account. Such repayment must be made (A) in the case of a distribution on account of separation from service, before the earlier of five years after the first date on which the Participant is subsequently re-employed by the Company, or the close of the first period of five consecutive one-year Breaks in Service commencing after the distribution; or (B) in the case of any other distribution, five years after the date of the distribution.

          (d) Any restoration pursuant to subsection (c) above shall be made, first, from other Participants' Forfeitures that are forfeited in the Plan Year that the Participant's Forfeiture is restored, and, second, from a contribution by the Company directly to the Participant's Account.

                                  ARTICLE VI
                                  ----------
                           DISTRIBUTION OF BENEFITS
                           ------------------------

          Section 6.1: Distribution Of Benefits. Subject to the survivor annuity
          -----------  ------------------------
requirements set forth in Section 6.2, benefits become distributable to a Participant or to the Beneficiary of a deceased Participant upon the first to occur of such Participant's Normal Retirement Date, Total Disability, death, or the date that such Participant's ceasing to be an Employee prior to his or her Normal Retirement Date for a reason other than his or her death or Total Disability. A Participant (or the Beneficiary of a deceased Participant) must make a claim for such Participant's benefits prior to any distribution. Such benefits shall be the sum of the following amounts:

               (i) The amount credited to his or her Deferred Income Account, Voluntary Contribution Account, and Rollover Contribution Account, if any, as of the Trust Valuation Date that coincides with or immediately precedes the first distribution of his or her benefits, adjusted as of such date if required by Section 4.4, plus contributions made by the Participant after such date; and

               (ii) The vested amount credited to his or her Retirement Account and Matching Contribution Account as of the Trust Valuation Date that coincides with or immediately precedes the first distribution of his or her benefits, adjusted as of such date if required by Sections 4.4 and 4.5(b).

          Section 6.2: Survivor Annuity Requirements.
          -----------  -----------------------------

          (a)  Applicability. This Section shall apply to all benefits payable
               -------------
from the Plan before April 1, 2002, and, accordingly, shall not apply to the benefits payable from the Plan on or after April 1, 2002.

          (b)  Qualified Joint And Survivor Annuity. Unless an optional method
               ------------------------------------
of distribution is selected, a Participant who is married on his or her Annuity Starting Date shall receive his or her benefits in the form of a Qualified Joint and Survivor Annuity. An optional method of distribution may only be selected or changed pursuant to a Qualified Election made within the Retirement Election Period.

          (c)  Qualified Life Annuity. Unless an optional method of distribution
               ----------------------
is selected, a Participant who is not married on his or her Annuity Starting Date shall receive his or her benefits in the form of a Qualified Life Annuity. An optional method of distribution may only be selected or changed pursuant to a Qualified Election made within the Retirement Election Period.

          (d)  Qualified Preretirement Survivor Annuity. Unless an optional
               ----------------------------------------
method of distribution or different Beneficiary has been selected, if a married Participant dies before his or her Annuity Starting Date, such Participant's surviving spouse, if any, shall receive such Participant's benefits in the form of a Qualified Preretirement Survivor Annuity. If an optional method of distribution or Beneficiary other than such Participant's surviving spouse has not been selected, such surviving spouse may direct that the payments under the Qualified Preretirement Survivor Annuity commence within a reasonable time after the Participant's death. An optional method of distribution or Beneficiary other than such Participant's surviving spouse may only be selected or changed pursuant to a Qualified Election made within the Preretirement Election Period. Despite the foregoing, and to the extent allowed by law, a deceased Participant's Beneficiary may, at any time after such Participant's death but before his or her Annuity Starting Date, select an optional method of distribution in accordance with Section 6.3(a), provided that such Participant had not elected against such a selection.

          (e)  Definitions. For purposes of this Section, the following
               -----------
definitions shall apply:

               (i) "Annuity Starting Date" shall mean the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitled the Participant to such benefit. For purposes of the foregoing sentence, the first day of the first period for which a benefit is to be received by reason of disability shall be treated as the Annuity Starting Date only if such benefit is not an auxiliary benefit under Code Section 417(f)(2)(B).

               (ii) "Preretirement Election Period" shall mean, with respect to any Participant, the period that begins on the first day of the Plan Year in which such Participant attains age 35 and ends on the date of such Participant's death. If a Participant separates from service before the first day of the Plan Year in which he or she attains age 35, the Preretirement Election Period shall begin on the date of separation with respect to benefits accrued before such separation.

               (iii) "Retirement Election Period" shall mean, with respect to any Participant, the 90-day period that ends on his or her Annuity Starting Date.

               (iv) "Qualified Election" shall mean an election to waive the Qualified Joint and Survivor Annuity, the Qualified Life Annuity, or the Qualified Preretirement Survivor Annuity form of benefit. Such election must satisfy the following requirements: (A) it must be in writing; (B) it must be consented to in writing by the Participant's spouse, if he or she is married; (C) it must designate a beneficiary (or a form of benefits) which may not be changed without the consent of the Participant's spouse (or the Participant's spouse's consent must expressly permit the Participant to designate a beneficiary without requiring further consent from the Participant's spouse); (D) such spouse's consent must acknowledge the effect of the election; and (E) such spouse's consent must be witnessed by a Plan representative or a notary public. Spousal consent is not required if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by Regulations. Any consent by a spouse (or establishment that the consent of a spouse cannot be obtained) shall be effective only as to such spouse. A Participant may revoke a prior Qualified Election and choose again to take a Qualified Joint and Survivor Annuity, Qualified Life Annuity, or Qualified Preretirement Survivor Annuity without the consent of his or her spouse, at any time and any number of times, within the applicable election period.

               (v) "Qualified Joint and Survivor Annuity" shall mean a benefit that can be purchased with the vested amount credited to a Participant's Accounts and that is payable in the form of an annuity for the life of the Participant with a survivor annuity for the life of such Participant's spouse. Such survivor annuity must not be less than 50% nor more than 100% of the amount of the annuity payable during the joint lives of the Participant and his or her spouse.

               (vi) "Qualified Life Annuity" shall mean a benefit that can be purchased with the vested amount credited to a Participant's Accounts and that is payable in the form of an annuity for the life of the Participant.

               (vii) "Qualified Preretirement Survivor Annuity" shall mean a benefit that can be purchased with the vested amount credited to a Participant's Accounts as of the date of such Participant's death (less any portion that is automatically forfeited upon such Participant's death pursuant to the Plan's other provisions) that is payable to such Participant's surviving spouse in the form of an annuity for the life of such spouse. Despite the foregoing, such annuity shall be the actuarial equivalent of at least 50% of the vested amount credited to a Participant's Accounts as of the date of such Participant's death. For the purposes of the foregoing, (A) any security interest held by the Plan, the Trust or the Trustee by reason of a loan outstanding pursuant to Section 6.8 to the Participant shall be taken into account in determining the amount of the Qualified Preretirement Survivor Annuity, and (B) the vested amount credited to such Participant's Accounts shall be first reduced by any such security interest held by reason of such loan.

          (f)  Information To Participants. A Participant shall be provided with
               ---------------------------
the following information with regard to the applicable Qualified Election:

               (i) With regard to the Qualified Election to waive the Qualified Joint and Survivor Annuity or Qualified Life Annuity form of benefit, a Participant shall be provided with a written explanation of (A) the terms and conditions of the Qualified Joint and Survivor Annuity or Qualified Life Annuity,

     (B) the Participant's right to elect to waive the Qualified Joint and Survivor Annuity or Qualified Life Annuity form of benefit, (C) the right of the Participant's spouse to consent to any election to waive the Qualified Joint and Survivor Annuity form of benefit, and (D) the right of the Participant to revoke such an election, and the effect of such a revocation. Such written explanation shall be provided to a Participant no less than 30 days and no more than 90 days before the Annuity Starting Date.

               (ii) With regard to the Qualified Election regarding the Qualified Preretirement Survivor Annuity form of benefit, a Participant shall be provided with a written explanation of the Qualified Preretirement Survivor Annuity containing comparable information to that required pursuant to subparagraph (i) above. Such written explanation shall be provided to each Participant within whichever of the following periods ends last: (A) the period beginning with the first day of the Plan Year in which such Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which such Participant attains age 35, (B) a reasonable period after such Participant first became a Participant, or (C) a reasonable period after such Participant ceases to be an Employee in the case of a Participant who ceases to be an Employee before attaining age 35.

          (g)  Cash-Out Restrictions.
               ---------------------

               (i) Despite the other provisions of this Section, but subject to the next sentence, if, when a Participant's benefits become distributable, the vested amount credited to such Participant's Accounts is not (nor never has been) in excess of $3,500 (or $5,000, for Plan Years beginning after August 5, 1997), the Committee may direct that such benefit be distributed as an immediate cash lump sum. No such distribution may be made after a Participant's Annuity Starting Date unless such Participant and his or her spouse (or, in the case of a deceased Participant, the surviving spouse) consent in writing to such distribution.

               (ii) Despite the other provisions of this Section, if, when a Participant's benefits become distributable, the vested amount credited to such Participant's Accounts is (or ever has been) in excess of $3,500 (or $5,000, for Plan Years beginning after August 5, 1997), the Committee may direct that such benefit be distributed as an immediate cash lump sum, provided the Participant and his or her spouse (or, where the Participant has died, his or her surviving spouse) consent in writing to such distribution during the 90-day period ending on the date such benefit is so distributed. If such Participant or his or her spouse (or surviving spouse) does not so consent, such failure to consent shall be deemed to be an election to defer distribution of such benefit until the later of age 62 or the Participant's Normal Retirement Age.

          (h) The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described above provided: (i) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven-day period that begins the date after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant. For distributions on or after December 31, 1996, the Annuity Starting Date may be a date prior to the date the written explanation is provided to the Participant if the distribution does not commence until at least 30 days after such written explanation is provided, subject to the waiver of the 30-day period as provided for above.

          (i)  Special Limitation. Despite any other provision of the Plan, no
               ------------------
preretirement death benefit in addition to the Qualified Preretirement Survivor Annuity shall be permitted to the extent such other benefit would violate the incidental benefit rule.

          Section 6.3: Optional Methods Of Distribution.
          -----------  --------------------------------

          (a)  If an optional form of benefit has been selected as set forth in
Section 6.2 or if Section 6.2 is not applicable, then, when a Participant's benefits become distributable, the Committee shall, with reasonable promptness, direct the Trustee to distribute such Participant's benefits as follows:

               (i) If a Participant's benefits become distributable by reason of his or her death, the benefits shall be distributed to such deceased Participant's Beneficiary as an immediate cash lump sum. Such Participant's vested amount shall be reduced by any security interest held by the Plan, the Trust or the Trustee by reason of a loan outstanding pursuant to
     Section 6.8.

               (ii) If a Participant's benefits become distributable for a reason other than his or her death, the Participant, or the Beneficiary of a deceased Participant, may elect to receive the vested amount credited to the Participant's Accounts as an immediate cash lump sum, or for distributions prior to April 1, 2002, as an immediate cash lump sum or installments, or any combination of these. Despite the foregoing, if the vested amount credited to such Participant's Accounts is not (nor never has been) in excess of $3,500 (or $5,000, for Plan Years beginning after August 5, 1997), the Committee may direct the Trustee to distribute such benefits as an immediate cash lump sum, without such Participant's consent.

               (iii) If distribution is to be made in installments pursuant to subsection (a)(ii) immediately above, such installments shall be paid in equal or nearly equal quarterly, semiannual, or annual installments over a period not exceeding:

                      (A)  the life expectancy of the Participant; or

                      (B) the joint life and last survivor expectancy of the Participant and his or her Beneficiary.

     The expected return multiples of Section 1.72-9 of the Regulations under the Code shall be used to determine such life expectancy periods.

               (iv) If a Participant's benefits became distributable for a reason other than his or her death, and if such Participant properly elected to receive an optional form of benefit pursuant to this Section 6.3, then, if such Participant dies before his or her entire benefits have been distributed, his or her Beneficiary(ies) shall receive a death benefit equal to the balance of the remaining installments (if any) or deferred cash lump sum (if any) due such deceased Participant.

               (v) If a distribution is to be made in a deferred lump sum or in installments pursuant to subsections (a)(i) or (a)(ii) above, and to the extent it is directed by the Committee, the Trustee shall segregate a former Participant's benefit from the Trust and deposit it in a savings account with a Financial Institution. The former Participant (or his or her Beneficiary) shall be entitled to receive, in addition to the former Participant's benefit, the interest, if any, earned from such savings account, payable with the final installment. Despite the foregoing, the Committee may, in its discretion, if so requested by the former Participant or his or her Beneficiary, continue to hold the undistributed benefit as a segregated part of the Trust, in which event such benefit shall participate in the income, gains and losses realized by such segregated Trust fund, and such income or gains, if any, shall be payable with the final installment.

               (vi) Despite the foregoing provisions, the Committee may at any time, with the consent of a Participant or his or her Beneficiary, direct the Trustee to accelerate or to postpone any installment payment to such Participant or Beneficiary or to reduce or to increase the period over which future installments are to be made, in which latter event the Trustee shall adjust the amount of such installments accordingly. In addition, a Participant may at any time withdraw any or all of his or her undistributed benefit, and a Participant's Beneficiary shall, unless such Participant provided otherwise, have a similar withdrawal right. If less than all of the undistributed benefit is withdrawn, the remaining installment payments shall be adjusted accordingly.

               (vii) In addition to the foregoing, prior to April 1, 2002, a Participant shall have the right to request the Committee, in lieu of the benefits provided herein, to direct the Trustee to purchase a non-transferable annuity, the cost of which shall be equal to the benefits to which such Participant is entitled, and the term of which shall not extend beyond the life expectancy of the Participant, or the joint life expectancies of the Participant or his or her spouse if the joint form is elected, and the Committee may, in its discretion, direct the Trustee to, and the Trustee shall, purchase such an annuity.

          (b) The complete distribution of a Participant's benefit as provided for above shall constitute full payment and satisfaction of any obligation of the Company, the Trustee or the Committee to such Participant or to the Beneficiary of a deceased Participant.

          (c) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence fewer than 30 days after the notice required under Section 1.411(a)-11(c) of the Regulations under the Code is given, provided that:

               (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

               (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

          Section 6.4: Timing Of Distributions.
          -----------  -----------------------

          (a)  Subject only to the survivor annuity requirements set forth in
Section 6.2, the provisions of this Section shall govern the timing of the distribution of a Participant's benefit.

          (b) If a Participant's benefits become distributable because of his or her death or Total Disability, such benefits shall begin to be distributed as soon as is administratively practical after the Trust Valuation Date that coincides with or first follows the Committee's receipt of (i) written proof of such Participant's death or Total Disability and (ii) a properly completed claim for benefits. If a Participant's benefits become distributable for a reason other than his or her death or Total Disability, such Participant's benefits shall begin to be distributed as soon as is administratively practical after the Trust Valuation Date that coincides with or first follows the Committee's receipt of a properly completed claim for benefits. Despite the foregoing, and subject to subsections (c) and (d) below, a Participant's benefits must begin to be distributed no later than 60 days after the latest of the close of the Plan Year in which:

               (i) the Participant attained age 65 (or Normal Retirement Age, if earlier);

               (ii) occurred the tenth anniversary of the year in which the Participant began participation in the Plan; or

               (iii) the Participant terminated his or her employment with the Company.

Despite the foregoing, a Participant may elect a later date on which the distribution of his or her benefit is to begin, in a manner consistent with the applicable Regulations. Any failure by a Participant (or, if he or she is married, such Participant's spouse in the event of such Participant's death or in the event distribution is to be made in a form other than a Qualified Joint and Survivor Annuity) to consent to an immediate distribution of his or her benefit (provided that such benefit is otherwise then immediately distributable pursuant to the foregoing provisions) shall be deemed to be an election to defer distribution to the later of age 62 or such Participant's Normal Retirement Age.

          (c) Despite any other provision of the Plan, one of the following provisions shall apply:

               (i) A Participant's benefit shall be distributed to him or her not later than April 1 of the calendar year following the later of (A) the calendar year in which the Participant attains age 70 1/2, or (B) the calendar year in which the Participant retires, if such Participant is not a 5% Owner with respect to the Plan Year ending in the calendar year in which he or she attains age 70 1/2; or

               (ii) Alternatively, distributions to a Participant must begin no later than the date determined under subsection (c)(i) above and must be made, in accordance with the applicable Regulations, over the life of the Participant or over the lives of such Participant and his or her designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his or her designated Beneficiary).

          (d) If a Participant dies before his or her entire interest has been distributed to him or her, the remaining portion of such Participant's interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

          (e) If a Participant dies before distribution of his or her benefits has begun, the entire benefit of such Participant must be distributed within five years after his or her death.

          (f) For purposes of subsection (e) above, any portion of a Participant's benefits that is payable to or for the benefit of his or her Beneficiary shall be treated as distributed on the date on which such distribution begins if:

               (i) such portion will be distributed in accordance with the applicable Regulations over such Beneficiary's life (or over a period not extending beyond such Beneficiary's life expectancy), and

               (ii) such distribution must begin not later than the date that is one year after the date of such Participant's death (or such later date as the Secretary of the Treasury may by Regulations prescribe). However, if such Beneficiary is the Participant's surviving spouse, then the date on which the distribution is required to begin shall be not later than the date on which the Participant would have attained age 70 1/2, and if such spouse dies before the distribution to him or her begins, this subsection shall be applied as if such spouse were the Participant.

          (g) For purposes of subsection (f) above, the life expectancy of a Participant and his or her spouse (other than in the case of life annuity) may be redetermined on an annual or less frequent basis, and under Regulations prescribed by the Secretary of the Treasury, any amount paid to a child of a Participant shall be treated as if it had been paid to such Participant's surviving spouse if such amount will become payable to such spouse upon such child attaining majority (or any other designated event permitted under the applicable Regulations).

          (h) Despite the foregoing provisions, the Committee shall not permit any Participant to receive his or her benefits under a method of distribution that violates the Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirements of proposed Regulation 1.401(a)(9)-2, or any successor or final Regulation.

          (i) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

          Section 6.5: Postponed Retirement. If a Participant continues to be an
          -----------  --------------------
Employee beyond his or her Normal Retirement Date, his or her corresponding participation in the Plan shall likewise continue. In such case, to the extent permitted by law and the applicable Regulations, the distribution of such a Participant's benefits will be postponed until he or she actually ceases to be an Employee. Such benefits will become distributable as of the first day of the month next following such Participant's actually ceasing to be an Employee.

          Section 6.6: Distributions Due Missing Persons. If the Trustee is
          -----------  ---------------------------------
unable to distribute any benefit due to a missing Participant or Beneficiary, the Trustee shall (i) so advise the Committee and (ii) segregate such benefit from the Trust, in which event such benefit shall participate in the income, gains and losses realized by such segregated Trust Fund. The Committee shall then send a written notice to such Participant or Beneficiary at his or her last known address, as reflected in the Company's or Committee's records. If such Participant or Beneficiary shall not have presented himself or herself to the Company or to the Committee within three years of the date of such written notice, any undistributed benefit (and any income gains and losses realized by such segregated part) may be applied against and reduce the Company's future contributions to the Plan. Despite the foregoing, if at any subsequent time a valid claim for any undistributed benefit is presented to the Committee, such benefit that was so applied (and any income, gains and losses realized by such segregated part) shall be paid directly by the Company to such claimant.

          Section 6.7: Transfers To Another Qualified Plan.
          -----------  -----------------------------------

          (a) If a Participant who is a distributee of any Eligible Rollover Distribution (as defined below) elects to have such distribution paid directly to an Eligible Retirement Plan and who specifies the Eligible Retirement Plan to which such distribution is to be paid (in such form and at such time as the Committee may prescribe), then such distribution shall be made in the form of a direct trustee-to-trustee transfer to such Eligible Retirement Plan, provided that such Eligible Retirement Plan accepts such a transfer. The foregoing sentence shall apply only to the extent that such Eligible Rollover Distribution would be includable in gross income if not transferred as provided in such sentence (determined without regard to Code Sections 402(c) and 403(a)(4)).

          (b) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV) received after December 31, 1998; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (c) "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (d) A Participant's (i) surviving spouse and (ii) spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the surviving spouse, spouse, or former spouse and shall have the same rights as a Participant to make a transfer in accordance with this Section
6.7 as to the interest of the surviving spouse, spouse, or former spouse.

          Section 6.8: Loans To Participants.
          -----------  ---------------------

          (a) The Committee shall be the fiduciary with authority to establish a loan program for Participants and to direct the Trustee concerning the investment of the Trust's assets pursuant to such a loan program.

          (b) A Participant may make a written application to the Committee for a loan from the Trust. Each such loan must be adequately secured, and if it is secured by the balance in such Participant's Accounts, then, prior to April 1, 2002, in the case of a married Participant, (i) such loan and security interest must be consented to in writing by such Participant's spouse during the 90-day period ending on the date on which the loan is so secured, (ii) such consent must acknowledge the effect of such loan and security interest, and (iii) such consent must be witnessed by a Plan representative or a notary public.

          (c) The Committee shall have sole discretion in granting or denying any such loan application; provided, however, that the Committee shall exercise such discretion in a uniform and nondiscriminatory manner. In connection with any such loan, a Participant shall sign such notes, evidences of indebtedness, security agreements and other documents as the Committee may, in its discretion, require.

          (d) Interest on such loans shall be charged at a reasonable rate, not in excess of that permitted by law, and all notes or other evidences of indebtedness shall require repayment of the principal amount of the loan and interest on it over a period certain, which shall not exceed five years. Such payments of interest and principal shall be made no less frequently than quarterly and shall provide for the level amortization of the loan over its term. Despite the foregoing, a loan's term may exceed five years if such loan is used to acquire any dwelling unit that is used or within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. The Trustee, on receipt of authorization and the appropriate notes or other evidences of indebtedness from the Committee, shall advance the amount of the loan to the Participant and shall treat such loan as an investment of the Trust.

          (e) In no event shall the outstanding principal balance of all loans from the Trust to any Participant exceed the lesser of:

               (i) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of all loans from the Trust to such Participant during the one-year period ending on the day before the date on which such loan is made, over (B) the outstanding balance of all loans from the Trust to such Participant on the date on which such loan is made; or

               (ii) one-half of the total vested amount credited to such Participant's Accounts.

          Section 6.9: Withdrawal At Age 59 1/2. Despite any other provision of
          -----------  ------------------------
the Plan, effective as of January 1, 2002, any Participant who has reached at least age 59 1/2 may elect to withdraw all or any portion of the vested balance of his or her Accounts, even though he or she is still an Employee. Any such withdrawal shall be subject to Section 6.2, and in the event an optional form of distribution is properly elected as set forth in such Section 6.2, such withdrawal shall be paid only in the form of a cash lump sum.

          Section 6.10: Hardship Withdrawals.
          ------------  --------------------

          (a) With respect to his or her Deferred Income Account, a Participant may request a hardship withdrawal of the smaller of:

               (i) the aggregate amount of all of such Participant's Elective Contributions;

               (ii) the current value of such Participant's Deferred Income Account; or

               (iii) the amount required to meet the immediate and heavy financial need created by the hardship and not available to such Participant through the Plan or through all non-taxable loans available through the Company (including a withdrawal pursuant to Section 6.11).

A request for such a withdrawal shall be written, dated and delivered to the Committee in accordance with rules promulgated by the Committee, and in the case of a married Participant, it must be consented to in writing by such Participant's spouse during the 90-day period ending on the date the withdrawal is made and such consent must be witnessed by a Plan representative or a notary public. If the Committee approves the withdrawal, distribution shall be made as soon thereafter as is administratively practical.

          (b) The Committee may, in its sole discretion, approve or deny a hardship withdrawal request, but the Committee's determination shall be made in accordance with uniform and nondiscriminatory standards. The Committee shall approve a hardship withdrawal only if the withdrawal is necessary to satisfy one of the following immediate and heavy financial needs:

               (i) Payments of medical expenses incurred by the Participant and the Participant's spouse and dependants or payments necessary for those persons to obtain medical care.

               (ii) Payments (excluding mortgage payments) for the Participant's residence.

               (iii) Payments of tuition and related educational fees for the next 12 months of post-secondary education for the Participant and the Participant's spouse, children, and dependents.

               (iv) Payments to prevent the Participant's eviction from the Participant's principal residence.

               (v) Payments to prevent a foreclosure on the Participant's mortgage of the Participant's principal residence.

               (vi) Such other expenses that the Commissioner of the Internal Revenue Service deems to be an immediate and heavy financial need through the publication of revenue rulings, notices, and other documents of general applicability.

The amount of an immediate and heavy financial need may include any amount that is necessary to pay federal, state, or local income taxes or penalties that are reasonably anticipated to result from the distribution. If a Participant has a balance in his or her Voluntary Contribution Account that is subject to withdrawal pursuant to Section 6.11, then such Participant must withdraw the maximum allowed pursuant to Section 6.11 before a withdrawal can be made pursuant to this Section 6.10(b).

          (c) For the purpose of this Section, the Committee may reasonably rely upon a Participant's representations regarding the Participant's financial affairs.

          (d) The Participant must sign an agreement that he or she will not make any elective contribution or employee contribution to the Plan or any other plan maintained by the Employer (including all qualified and nonqualified plans of deferred compensation, stock option plans, stock purchase plans, and cash or deferred arrangements that are part of a cafeteria plan) for twelve consecutive months following a hardship withdrawal.

          (e) The total amount of the Participant's Elective Contributions during the year following the Participant's taxable year in which the Participant made a hardship withdrawal may be no greater than (i) $7,000, as adjusted by the

Adjustment Factor, minus (ii) the amount of the Participant's Elective Contributions during the Participant's taxable year in which the hardship withdrawal was made.

          (f) Any earnings and gains on a Participant's Elective Contributions are not subject to withdrawal pursuant to this Section and shall be distributed only upon the events specified in Section 6.1 above.


          Section 6.11:  Withdrawal Of Voluntary Contributions. With respect to
          ------------   -------------------------------------
his or her Voluntary Contribution Account, a Participant may direct that the smaller of (i) the aggregate amount of all of such Participant's Voluntary contributions or (ii) the current value of such Participant's Voluntary Contribution Account be distributed to him or her. Such direction shall be written, dated and delivered to the Committee in accordance with the rules promulgated by the Committee, and in the case of a married Participant, it must be consented to in writing by such Participant's spouse during the 90-day period ending on the date the withdrawal is made and such consent must be witnessed by a Plan representative or a notary public. Such distribution shall be made as soon thereafter as is practical. Any earnings and gains on such contributions cannot be withdrawn pursuant to this Section and may be distributed only upon the events specified in Section 6.1 above, unless otherwise required by Code
Section 72(e)(8).

          Section 6.12:  Withdrawal of Rollover Contributions. Despite any other
          ------------   ------------------------------------
provision of the Plan, effective as of January 1, 2002, a Participant may elect to withdraw all or any portion of the balance of his or her Rollover Contribution Account, even though he or she is still an Employee. Any such withdrawal shall be subject to Section 6.2, and in the event an optional form of distribution is properly elected as set forth in such Section 6.2, such withdrawal shall be paid only in the form of a cash lump sum.

                                  ARTICLE VII
                                  -----------
                          TOP-HEAVY PLAN LIMITATIONS
                          --------------------------

          Section 7.1:  Application Of Top-Heavy Rules. If the Plan is or
          -----------   ------------------------------
becomes a Top-heavy Plan, the limitations and requirements contained in this Article shall apply and shall supersede any conflicting provision of the Plan.

          Section 7.2:  Definitions.
          -----------   -----------

          (a)  Top-heavy Plan.   A "Top-heavy Plan" shall mean, with respect to
               --------------
any Plan Year, (i) any Defined Benefit Plan maintained by the Company or an Affiliated Company if, as of the Determination Date, the total Present Value of Accrued Benefits under such plan for Key Employees exceeds 60% of the total Present Value of Accrued Benefits under such plan for all participants in such plan; and (ii) any Defined Contribution Plan maintained by the Company or an Affiliated Company if, as of the Determination Date, the total Aggregate Accounts of Key Employees under the plan exceeds 60% of the total Aggregate Accounts of all participants under such plan. Each plan of the Company required to be included in an Aggregation Group shall be treated as a Top-heavy Plan if the Aggregation Group is a Top-heavy Group.

          (b)  Top-heavy Group.  A "Top-heavy Group" shall mean any Aggregation
               ---------------
Group if the sum of (i) the total Present Value of Accrued Benefits for Key Employees under all Defined Benefit Plans included in the Aggregation Group (determined as of the Determination Date for each such plan), and (ii) the total Aggregate Accounts of Key Employees under all Defined Contribution Plans included in the Aggregation Group (determined as of the Determination Date for each such plan) exceeds 60% of a similar sum determined for all participants in such plans. For purposes of determining whether the plans in a Top-heavy Group exceed the foregoing 60% test, the plans shall be aggregated by adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year.


          (c)  Aggregation Group.  An "Aggregation Group" shall mean each plan
               -----------------
of the Company or of an Affiliated Company in which a Key Employee is a participant, and each plan of the Company or of an Affiliated Company that enables the plan(s) containing a Key Employee to meet the antidiscrimination requirements of Code Sections 401(a)(4) or 410, including terminating or terminated plans maintained within the last five years ending on the Determination Date that would, but for such plan(s) termination, be part of the Aggregation Group. The Company can elect to include in the Aggregation Group any plan not otherwise required to be included, if such group, after such election, would continue to meet the antidiscrimination requirements of Code Sections 401(a)(4) and 410; provided, however, that any such plan will not be otherwise deemed a Top-heavy Plan by reason of such election.

          (d)  Determination Date.  With respect to any plan year,
               ------------------
"Determination Date" shall mean the last day of the preceding plan year or, in the case of the first plan year of any plan, the last day of such plan year.

          (e)  Present Value Of Accrued Benefit:  A participant's "Present Value
               --------------------------------
of Accrued Benefit" as of any Determination Date shall be calculated:

               (i) as of the most recent valuation date ("Valuation Date") which is within the 12-month period ending on such Determination Date;

               (ii) for the first plan year, as if (1) the participant terminated service as of the Determination Date, or (2) the participant terminated service as of the Valuation Date, but taking into account the estimated Present Value of Accrued Benefit as of the Determination Date;

               (iii) for any other plan year, as if the participant terminated service as of the Valuation Date; and

               (iv) using the interest rate and mortality assumptions set forth in the Defined Benefit Plan.

               (v) Solely for the purposes of determining if the Plan, or any other plan included in the Aggregation Group, is a Top-heavy Plan, the accrued benefit of a Non-Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and all Affiliated Companies, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code
     Section 411(b)(1)(C).

For the foregoing purposes, the Valuation Date must be the same valuation date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that year.

          (f)  Aggregate Account:  A participant's "Aggregate Account" shall be
               -----------------
determined as follows:

               (i) For Defined Contribution Plans not subject to the minimum funding requirements of Code Section 412, a participant's Aggregate Account as of any Determination Date shall be the sum of:

                    (A) such participant's account balance as of the most recent valuation date ("Valuation Date") occurring within the 12-month period ending on such Determination Date; plus

                    (B) an adjustment for contributions due as of such Determination Date. Such adjustment is generally the amount of any contributions actually made after the Valuation Date but before the

          Determination Date. In the first plan year, such adjustment shall also reflect any contributions actually made after the Determination Date that are allocated as of a date in that first plan year.


               (ii) For Defined Contribution Plans subject to the minimum funding requirements of Code Section 412, a participant's Aggregate Account as of any Determination Date shall be the sum of:

                    (A) such participant's account balance as of the most recent valuation date ("Valuation Date") occurring within the 12-month period ending on such Determination Date, including contributions that would be allocated as of a date not later than such Determination Date; plus

                    (B) an adjustment for contributions due as of such Determination Date. Such adjustment shall reflect the amount of any contribution actually made (or due to be made) after the Valuation Date but before the expiration of the extended payment period described in Code Section 412(c)(10).

          (g) Key Employee. "Key Employee" shall mean any participant of any plan maintained by the Company or an Affiliated Company who, at any time during the plan year or any of the four preceding plan years, was:

               (i) an officer of the Company or an Affiliated Company whose annual Compensation exceed 50% of the amount in effect under Code Section 415(b)(1)(A) for any such plan year (provided, however, that no more than 50 employees (or, if lesser, the greater of three employees or 10% of all employees) shall be treated as officers; provided further, however, that if the total number of officers exceeds this numerical limitation, only the highest compensated officers shall be included);

               (ii) one of the ten employees who (1) has annual Compensation for a plan year greater than the dollar limitation in effect under Code
     Section 415(c)(1)(A) for the calendar year in which such plan year ends, and (2) owns (or is considered to own under Code Section 318) both more than a 1/2% interest and the largest interests in the Company or an Affiliated Company;

               (iii)  a 5% Owner of the Company or an Affiliated Company; or

               (iv) a 1% Owner of the Company or an Affiliated Company whose annual Compensation exceed $150,000, or such other amount as may be allowed under Code Section 416(i) and the applicable Regulations.

In making this determination of a 5% Owner and a 1% Owner for purposes of this Section, (i) the Code Section 318(a)(2) corporate attribution rules, as modified by Code Section 416(i)(1)(B)(iii), shall apply, and (ii) the business aggregation rules of

Code Section 414 shall not apply. For purposes of the foregoing definition, (i) the beneficiary of a Key Employee shall be treated as a Key Employee, and (ii) the beneficiary of a former Key Employee shall be treated as a former Key Employee. Inherited benefits will retain the character of the benefits of the Key Employee who performed the services for the Company. For purposes of the foregoing, the identification of a Key Employee will be determined in accordance with Code Section 416(i).

          (h)  Non-Key Employee.  "Non-Key Employee" shall include any
               ----------------
Participant who is not a Key Employee, including any Participant who is a former Key Employee.

          Section 7.3: 60% Test - Special Rules. For purposes of applying the
          -----------  ------------------------
60% test described in Section 7.2(a), the following special rules shall apply:

          (a)  Participant Contributions. Benefits derived from both Participant
               -------------------------
contributions (whether voluntary or mandatory, but not deductible contributions) and the Company's contributions shall be considered.

          (b)  Previous Distributions.  In determining the Present Value of
               ----------------------
Accrued Benefit or the Aggregate Account of any participant under any plan (or plans that form the Aggregation Group), such present value or account shall be increased by the aggregate of distributions made to such participant from such plan (or plans forming the Aggregation Group) during the five-year period ending on the Determination Date. For this purpose, "participant" shall include an employee who is no longer employed by the Company or an Affiliated Company. Despite the foregoing, any distribution to a participant that is made after the Valuation Date and before the Determination Date for any plan year shall not be considered a distribution to the extent it is already included in such participant's Present Value of Accrued Benefit or Aggregate Account as of such Valuation Date.

          (c)  Rollover Contributions.  Rollover contributions shall be treated
               ----------------------
as follows:

               (i) The following rules shall apply to related rollovers and plan-to-plan transfers (ones either not initiated by the participant or made to a plan maintained by the Company or any Affiliated Company). If the plan provides such rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section 7.3. If the plan receives such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the participant's Present Value of Accrued Benefit or Aggregate Account, regardless of the date on which such rollover or plan-to-plan transfer was received.

               (ii) The following rules shall apply to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by a participant and made from a plan maintained by one employer to a plan maintained by another employer). If the plan provides such rollover or plan-to-plan transfer, it shall always consider such rollover or plan-to-plan transfer as a distribution for purposes of this Section 7.3. If the plan receives such rollover or plan-to-plan transfer, it shall not consider such rollover or plan-to-plan transfer as part of the participant's Present Value of Accrued Benefit or Aggregate Account if it was accepted after December 31, 1983.

          (d)  Change Of Status.  The accrued benefit or account of a
               ----------------
participant who was formerly a Key Employee, but who ceased to be a Key Employee in any plan year, will not be taken into account for such plan year.

          (e)  No Service For Last Five Years.  If any individual has not
               ------------------------------
performed services for the employer maintaining the plan during the five-year period ending on the Determination Date, the accrued benefit or account of such individual shall not be taken into account.

          Section 7.4:  Minimum Vesting Requirement. As the Plan's normal
          -----------   ---------------------------
vesting schedule equals or exceeds the top-heavy vesting schedule, the normal vesting schedule shall continue to apply if the Plan becomes a Top-heavy Plan.

          Section 7.5  :  Minimum Contribution Requirement.
          -----------     --------------------------------

          (a) If the Plan is a Top-heavy Plan, then in no event shall the Company's annual contribution on behalf of any Non-Key Employee be less than 3% of such Participant's Earnings. This minimum contribution shall be made even though, under the other provisions of the Plan, the Participant would not otherwise be entitled to a contribution on his or her behalf, or would have received a lesser contribution for the Plan Year, because of (i) the Participant's failure to complete 1,000 Hours of Service, (ii) the Participant's failure to make mandatory employee contributions to the Plan, or (iii) the Participant's exclusion from the Plan because such Participant's Earnings is less than the Plan's stated amount. Despite the foregoing, no minimum contribution needs to be made under this Section on behalf of a Participant who was not an Employee on the last day of the Plan Year.

          (b) For Plan Years beginning on or after January 1, 1985, any Company contribution that is attributable to a salary reduction or similar arrangement shall be considered for purposes of satisfying the minimum contribution required by this Section. For Plan Years beginning on or after January 1, 1989, Elective Contributions on behalf of Key Employees are taken into account in determining the minimum required contribution under Code Section 416(c)(2), but such contributions on behalf of Non-Key Employees may not be treated as employer contributions for purposes of the minimum contribution or benefit requirements of Code Section 416.

          (c) If the Company maintains one or more qualified plans in addition to the Plan, and if the Plan is a Top-heavy Plan, then in accordance with the applicable Regulations, only one such plan need be designated by the Company to provide the minimum benefit provided for in this Section. However, if for Plan Years beginning before January 1, 2000, such multiple plans, including the Plan, include a Defined Benefit Plan and a Defined Contribution Plan, the 1.0 Rule (as it may be modified by the top-heavy plan transitional rule under Code Section 416(h)(3)) shall be in effect if, and only if, the following two requirements are satisfied:

               (i)  Minimum Benefit Requirement.  The "3%" set forth in this
                    ---------------------------
     Section shall be replaced by "4%".

               (ii) The 90% Test.  The sum of the Present Value of Accrued
                    ------------
     Benefits plus the Aggregate Accounts held for all Key Employees under the plans cannot exceed 90% of a similar sum determined for all participants.

For purposes of the 1.0 Rule, all references to "1.25" shall be replaced by "1.0," if either of the above additional requirements is not met.

          (d) Despite the foregoing, if (i) the total annual contribution allocated to the Accounts of each Key Employee is less than 3% of each Key Employee's Earnings and (ii) this Plan is not required to be included in an Aggregation Group to enable a Defined Benefit Plan to meet the requirements of Code Section 401(a)(4) or 410, then the total minimum annual contribution on behalf of each Non-Key Employee shall be equal to the largest percentage contribution on behalf of any Key Employee.

                                 ARTICLE VIII
                                 ------------
                                 THE COMMITTEE
                                 -------------

          Section 8.1:  Members.
          -----------   -------

          (a) The Committee shall consist of three or more members and shall be appointed by the Board of Directors. Its members shall serve at the pleasure of the Board of Directors. A person so appointed shall become a member by filing a written notice of acceptance with the Board of Directors. A member of the Committee may resign by delivering a written notice of resignation to the Board of Directors. The Board of Directors may remove any member of the Committee by delivering a written notice of such removal to him or her. A resignation or removal shall be effective on the date specified in such notice or resolution. The Trustee shall be promptly notified by the Board of Directors of any change in the membership of the Committee, and shall be supplied with specimen signatures of each Committee member.

          (b) Vacancies in the membership of the Committee shall be filled promptly by the Board of Directors. If the Company is not in existence when a vacancy in the Committee membership arises, such vacancy shall be filled as follows, in the indicated order of priority:


          1st: The remaining member(s) of the Committee shall appoint new --- member to fill all vacancies.

          2nd: A majority of the adults then entitled to benefits from the --- Plan shall appoint new member(s) to fill all vacancies. If such an adult is not able to participate in such appointment, then his or her spouse, if any, shall act for him or her. If there is no such spouse, then such adult's guardian or conservator shall act for him or her.

          3rd: If vacancies on the Committee are not filled pursuant to the --- foregoing, then a court of competent jurisdiction shall fill such vacancies. The Trust shall pay the expenses incurred in connection with such court appointment.

          Section 8.2:  Committee Action.
          -----------   ----------------

          (a) The Committee shall choose a Secretary and an Assistant Secretary (either of whom is referred to below as the "Secretary") who shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the Plan. Any action of the Committee shall be taken pursuant to the vote of a majority, or pursuant to the written consent of a majority, of its members. A quorum of the Committee shall consist of two members. The Secretary may sign any certificate or other document on behalf of the

Committee. The Trustee and all other persons dealing with the Committee may conclusively rely upon any certificate or other document that is signed by the Secretary and that purports to have been duly authorized by the Committee.


          (b) A member of the Committee shall not vote or act upon any matter that relates solely to himself or herself as a Participant. If a matter arises affecting one member of the Committee as a Participant and the other members of the Committee are unable to agree on the disposition of such matter, the Board of Directors shall appoint a substitute member of the Committee in the place and stead of the affected member, for the sole purpose of passing upon and deciding that particular matter. If the Company is not in existence then, such substitute member of the Committee shall be appointed in the manner provided for in this Article when there is a vacancy in the Committee's membership.

          Section 8.3:  Rights And Duties.
          -----------   -----------------

          (a) Except as otherwise set forth in subsections (b), (c) and (d) below, all fiduciary responsibility respecting the management or administration of the Plan and its assets are vested in the Committee, and the Committee shall be the Named Fiduciary with respect to the Plan's assets, and the "administrator" of the Plan as defined in Section 3(16)(A) of ERISA.

          (b) The Trustee shall (i) have custody of the Plan's assets, (ii) have the powers designated in the trust document and (iii) be the Named Fiduciary with respect to the custody of the Plan's assets.

          (c) The Committee may designate one or more Investment Managers (including the Trustee, if the Trustee is authorized to be an Investment Manager) to manage the investment of the Plan's assets, and such Investment Manager(s) shall be the Named Fiduciary with respect to the management and investment of the Plan's assets.

          (d) The Committee may designate one or more persons or entities to carry out any of its functions under the Plan, other than those of managing and controlling the Plan's assets, which may only be done pursuant to subsections
(b) or (c) immediately above.

          (e) The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, and shall be charged with the general administration of the Plan, except to the extent that powers are retained by the Company. The Committee shall have the discretion and authority to interpret the Plan. The Committee's powers shall include (without limitation) the power and discretion:

               (i) to determine all questions relating to the eligibility of Employees to participate in the Plan;

          (ii) to determine, compute and certify to the Trustee the amount and kind of benefits payable to the Participants and their Beneficiaries;


          (iii) to authorize all disbursements by the Trustee from the Trust;

          (iv) to direct the Trustee with respect to all investments of the principal or income of the Trust and with respect to other matters concerning the Trust's assets;

          (v) to maintain all the necessary records for the administration of the Plan, other than those maintained by the Trustee; and

          (vi) to adopt, amend and interpret rules for the administration or regulation of the Plan that are not inconsistent with its terms and the applicable law and Regulations.

          (f) Members of the Committee and other Fiduciaries shall discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. Subject to any right of Participants to direct how their Accounts will be invested and other provisions of the Plan, the Committee shall diversify the Plan's investments so as to minimize the risk of large losses, unless, under the circumstances, it is clearly prudent not to do so, or unless the Plan specifically provides for the acquisition and holding of qualifying employer real property or securities, as defined in Sections 407(d)(4) and (5) of ERISA.

          (g) A member of the Committee or other Fiduciary shall be liable for a breach of fiduciary responsibility of another member or another Fiduciary only if:

               (i) such member or Fiduciary participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other member or Fiduciary, knowing that such act or omission is a breach;

               (ii) such member or Fiduciary has enabled such other member or Fiduciary to commit a breach by virtue of his or her failure to comply with the duty of care set forth above in the administration of such member's or Fiduciary's own responsibilities as a Fiduciary; or

               (iii) such member or Fiduciary has knowledge of a breach by such other member or Fiduciary, unless such member or Fiduciary makes reasonable efforts under the circumstances to remedy such breach.

          Section 8.4:  Information.  To enable the Committee to perform its
          -----------   -----------
functions, the Company shall supply complete and timely information to the Committee on all matters relating to the compensation of all Participants, their employment, their retirement, death, or the cause for termination of employment, and such other pertinent information as the Committee may require. The Committee shall advise the Trustee of such of the foregoing information as may be pertinent to the Trustee's administration of the Trust.

          Section 8.5:  Compensation, Indemnity And Liability.
          -----------   -------------------------------------

          (a) The members of the Committee shall serve without compensation for their services. No member of the Committee or other Fiduciary need be bonded, except as required by federal or state law or regulation. The Committee is authorized to employ such legal counsel or other persons as it may deem advisable to assist it in the performance of its duties under the Plan.

          (b) The Company shall indemnify and hold each member of the Committee harmless against any and all expenses and liabilities arising out of membership on the Committee (including reasonable attorneys' fees and disbursements), excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence. The provisions of this subsection shall survive the termination of the Plan and the resignation or removal of the Committee member who is entitled to the indemnity.

          Section 8.6:  Administrative Expenses Of The Plan.  All expenses of
          -----------   -----------------------------------
administering the Plan shall by paid by the Trustee and shall be a charge against the trust estate, except to the extent that such expenses may be paid by the Company. The expense of maintaining errors and omissions liability insurance, if any, covering members of the Committee, the Trustee, or any other Fiduciary shall be paid by the Company.

                                  ARTICLE IX
                                  ----------
                           AMENDMENT AND TERMINATION
                           -------------------------

          Section 9.1:  Amendments.  The Company may amend the Plan from time
          -----------   ----------
to time, and may amend or cancel any such amendment. Each amendment must be set forth in a document that is signed by the Company, and the Plan shall be deemed to have been amended in the manner and at the time set forth in such document, and all Participants shall be bound by it. Despite the foregoing, any such amendment shall be subject to the following provisions:

          (a) No amendment shall be effective that attempts to cause any asset of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries, except for such changes, if any, that are required to permit the Plan to meet the applicable requirements of the Code, or as may be made to assure the deductibility for tax purposes of any contribution by the Company.

          (b) No amendment shall have any retroactive effect that would deprive any Participant of any benefit already vested, nor shall the vesting provisions of the Plan be amended, unless each Participant with at least three Years of Service is permitted to elect to continue to have the prior vesting provisions apply to him or her, except for such changes, if any, that are required to permit the Plan to meet applicable requirements of the Code, or as may be made to assure the deductibility for tax purposes of any contribution by the Company. Any such election must be made during the period beginning with the date the amendment is adopted and ending 60 days after the latest of:

               (i)   the date the amendment is adopted;

               (ii)  the date the amendment becomes effective; or

               (iii) the date on which the Participant receives written notice of the amendment from the Company or the Committee.

          (c) No amendment shall create or effect any discrimination in favor of Participants who are highly compensated Employees.

          (d) No amendment shall increase the duties or liabilities of the Trustee without the Trustee's written consent.

          (e) No amendment shall decrease any Participant's account balance or eliminate an optional form of distribution.

          Section 9.2:  Discontinuance Of Plan.
          -----------   ----------------------

          (a) The Company expects that the Plan and the Company's contributions under it will be continued indefinitely, and the Trust is irrevocable. However, continuance of the Plan is not assumed as a contractual obligation of the Company, and the Company reserves the right to reduce, temporarily suspend, or discontinue contributions under the Plan if, and to the extent, permitted under ERISA or the Code. Upon a complete discontinuance of the Company's contributions, the interest of each Participant in each of his or her Accounts shall become 100% vested, if it is not already fully vested. In addition, upon a partial termination (within the meaning of Code Section 411(d)(3)), the interest of each affected Participant in each of his or her Accounts shall become 100% vested, if it is not already fully vested.

          (b) The Company may terminate the Plan at any time upon delivering a written notice to the Trustee. Upon the Plan's termination, the interest of each Participant in each of his or her Accounts shall become 100% vested, if it is not already fully vested. Upon the termination of the Plan without the establishment of a successor plan (within the meaning of Code Section 401(k)(10)(A)(i)), the Committee shall, as is necessary, direct the Trustee to liquidate the Trust's assets. After such liquidation, the Committee shall make, after deducting the estimated expenses of such liquidation and distribution, the allocations required under the Plan as though the date when such liquidation was completed were an Anniversary Date. After receiving appropriate instructions from the Committee, the Trustee shall promptly distribute the Trust's assets in accordance with such instructions.

          (c) The Plan shall automatically terminate upon the happening of any of the following events:

               (i)   adjudication of the Company as a bankrupt;

               (ii) general assignment by the Company to or for the benefit of creditors; or

               (iii) dissolution of the business of the Company,

provided, however, that the Plan may be continued by any successor business organization or any business organization into which the Company is merged or consolidated that employs some or all of the Participants, if such business organization agrees with the Trustee in writing to accept the obligations of the Plan and to continue it in full force and effect in accordance with Section 11.10.

          Section 9.3:  Failure To Contribute. The Company's failure to
          -----------   ---------------------
contribute to the Trust for any Plan Year shall not, of itself, be a discontinuance of contributions to the Plan.

                                   ARTICLE X
                                   ---------
                               CLAIMS PROCEDURE
                               ----------------

          Section 10.1:  Presentation Of Claim. Any Participant or Beneficiary
          ------------   ---------------------

of a deceased Participant or duly authorized representative of either (such Participant or Beneficiary or duly authorized representative being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts (i) credited to (or deducted from) such Claimant's Accounts, or (ii) distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the benefit determination desired by the Claimant.

          Section 10.2:  Notification Of Decision. The Committee shall consider
          ------------   ------------------------
a Claimant's claim within a reasonable time, but not later than 90 days after receipt of the claim by the Plan, unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. Once the benefit determination is made in accordance with the foregoing, the Committee shall notify the Claimant in writing:

          (a) that the Claimant's requested benefit determination has been made, and that the claim has been allowed in full; or

          (b) that the Committee has reached a conclusion adverse, in whole or in part, to the Claimant's requested benefit determination. The Committee's notice of adverse benefit determination must be written in a manner calculated to be understood by the Claimant, and it must contain:

               (i) the specific reason(s) for the adverse benefit determination;

               (ii) reference to the specific provisions of the Plan upon which such adverse benefit determination was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv) a description of the Plan's claim review procedures set forth in Section 10.3 and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

               Section 10.3:  Review Of A Denied Claim. Within 60 days after
               ------------   ------------------------
receiving a notice from the Committee of an adverse benefit determination, a Claimant may file with the Board of Directors a written request for a review of such adverse determination. Thereafter, but not later than 30 days after the review procedure began, the Claimant:

               (a) may submit written comments, documents, records, and other information relating to the claim for benefits;

               (b) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits; and/or

               (c) may request a hearing, which the Board of Directors, in its discretion, may grant.

The Board of Directors shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

               Section 10.4:  Decision On Review. The Board of Directors shall
               ------------   ------------------
render its decision on review within a reasonable time, and not later than 60 days after the receipt of the Claimant's review request, unless a hearing is held or other special circumstances require additional time, in which case the Board of Directors' decision must be rendered within 120 days after the receipt of the Claimant's review request. If the Board of Directors determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Board of Directors expects to render the benefit determination on review. The Board of Directors' decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

               (a)  specific reasons for the decision;

               (b) reference to the specific Plan provisions upon which the decision was based;

               (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits;

               (d) a statement of the Claimant's right to bring an action under ERISA Section 502(a) concerning an adverse benefit determination; and

               (e)  such other matters as the Board of Directors deems relevant.

For purposes of this Article, a document, record, or other information shall be considered "relevant" to a Claimant's claim if such document, record, or other information was relied upon in making the benefit determination; was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; or demonstrates compliance with the administrative processes and safeguards required under ERISA in making the benefit determination.

                                  ARTICLE XI
                                  ----------
                                 MISCELLANEOUS
                                 -------------

          Section 11.1:  Contributions Not Recoverable. Subject to the next two
          ------------   -----------------------------
sentences, it shall be impossible for any part of the Trust's principal or income to be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. Despite any other provision of the Plan, the Company shall be entitled to recover (within one year of the specified event):

          (a) any contribution made to the Trust if (i) the Commissioner of Internal Revenue, or his delegate, determines that the Plan and the Trust do not meet the applicable requirements of the Code upon their initial qualification, with the result that the Trust is not exempt from federal income tax, (ii) such contribution was conditioned on such initial qualification of the Plan and Trust, (iii) the application for determination of such initial qualification was made within the time prescribed by law for filing the Company's tax return for the taxable year in which the Plan and Trust was adopted, or such later date as the Secretary of the Treasury may prescribe, and (iv) such contribution is returned to the Company within one year after the date the initial qualification is denied;

          (b) any contribution by the Company that was made by a mistake of fact, provided that such contribution is returned to the Company within one year of the contribution;

          (c) any contribution by the Company (or any portion of it) that was disallowed by the Internal Revenue Service as a deduction, provided that such contribution (or such portion of it), to the extent disallowed, is returned to the Company within one year of the disallowance of the deduction; and

          (d) upon termination of the Plan, any assets held in a suspense account pursuant to Section 4.7(c)(iv).

Subsections (b) and (c) above shall be operative only if, and to the extent, expressly authorized by the applicable Regulations, or a Revenue Ruling, Revenue Procedure, or other official promulgation of the Internal Revenue Service.

          Section 11.2:  Limitation On Participants' Rights. Participation in
          ------------   ----------------------------------
the Plan and Trust shall not give any Employee the right to be retained in the Company's employ or any right or interest in the Trust other than as provided in the Plan. The Company reserves the right to dismiss any Employee without any liability for any claim against the Trust (except to the extent provided in the Plan) or against the Company. All benefits payable under the Plan shall be provided solely from the assets of the Trust.

          Section 11.3: Receipt Or Release. Any payment to any Participant or
          ------------  ------------------
Beneficiary pursuant to the Plan shall, to the extent of it, be in full satisfaction of all claims against the Trustee, the Committee, Board of Directors, and the Company, and the Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to sign a receipt and release to such effect.

          Section 11.4:  Nonassignability.
          ------------   ----------------

          (a) None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor and, in particular, they shall not be subject to attachment or garnishment or other legal process by any creditor. In addition, no Participant or Beneficiary shall have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds that he or she may expect to receive, contingently or otherwise, under the Plan.

          (b) Any restriction or prohibition against the assignment or alienation of benefits under the Plan shall not apply to (i) a "qualified domestic relations order" ("QDRO"), as that term is defined in Code Section 414(p), or (ii) a benefit reduction or offset in accordance with Code Section 401(a)(13)(C). To the extent provided in any QDRO, a former spouse of a Participant shall be treated as the spouse or surviving spouse of such Participant for all purposes under the Plan. Notwithstanding any other provision in this Plan, a lump sum distribution may be made to an alternate payee under a QDRO at any time after the Committee has determined that such QDRO satisfies the requirements of Code Section 414(p) and Section 206(d) of ERISA, and regardless of whether or not the Participant who is a party to such QDRO is then eligible to receive a distribution under the Plan.

          Section 11.5:  Governing Law. The Plan and the Trust shall be
          ------------   -------------
construed, administered, and governed in all respects under and by applicable federal law and, if they are not inconsistent with federal law, the laws of the State of California. If any provision is susceptible to more than one interpretation, the controlling interpretation shall be the one that is consistent with the Plan being a qualified plan under Code Section 401. If any provision of the Plan is held by a court of competent jurisdiction to be invalid or unenforceable, the other provisions shall continue to be fully effective.

          Section 11.6:  Headings. Headings and subheadings in the Plan are
          ------------   --------
inserted for convenience of reference only, and they are not to be considered in construing the provisions of the Plan.

          Section 11.7:  Counterparts. This Agreement may be signed in
          ------------   ------------
counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same document, which may be sufficiently evidenced by any one counterpart.

          Section 11.8:   Successors And Assigns. This Agreement shall inure to
          ------------    ----------------------
the benefit of, and be binding upon, the parties to it, and their successors and assigns.

          Section 11.9:   Gender And Number. As used in the Plan, the masculine,
          ------------    -----------------
feminine and neuter gender, and the singular and plural number, each include the other(s), unless the context indicates otherwise.

          Section 11.10:  Merger, Consolidation Or Transfer Of Plan Assets.
          -------------   ------------------------------------------------
The Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan (the "new plan") unless each Participant would receive in such new plan a benefit immediately after such merger, consolidation or transfer, if such new plan were then terminated, that is equal to, or greater than, the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer, if the Plan had been terminated then.

          Section 11.11:  Joinder Of Parties. In any action or other judicial
          -------------   ------------------
proceeding affecting the Plan, it shall be necessary to join as parties only the Trustee, the Committee and the Company, and no Participant or other person having an interest in the Plan shall be entitled to any notice or service of process.

          Section 11.12:  The Trust. This Plan and the Trust are both part of
          -------------   ---------
and constitute a single integrated employee benefit plan and trust and shall be construed together.

          Section 11.13:  Special Requirements For USERRA.
          -------------   -------------------------------

          (a) Despite any other provision of the Plan, an Employee re-employed under Chapter 43 of Title 38, United States Code ("USERRA") shall not incur a Break in Service by reason of such Employee's period of Qualified Military Service.

          (b) Each period of Qualified Military Service served by an Employee shall, upon re-employment under USERRA with the Company, constitute service with the Company for the purpose of determining the nonforfeitability of the Employee's accrued benefits under the Plan and for the purpose of determining the accrual of benefits under the Plan.

          (c) An Employee re-employed under USERRA shall be entitled to accrued benefits that are contingent on the making of, or derived from, employee contributions or elective deferrals only to the extent the Employee makes payment to the Plan with respect to such contributions or deferrals. No such payment may exceed the amount the Employee would have been permitted or required to contribute had the Employee remained continuously employed by the Company throughout the period of Qualified Military Service. Any payment to the Plan shall be made during the period beginning on the date of re-employment and whose duration is three times the period of the Qualified Military Service (but not greater than five years).

          (d) For purposes of this Section, "Qualified Military Service" shall mean any service in the uniformed services (as defined in USERRA) by any Employee if such Employee is entitled to re-employment rights under USERRA with respect to such service.

                   *    *    *    *    *    *    *    *    *

                            [Signature Page Follows]

                                Signature Page
                                --------------

     The Company has signed the Plan on the date indicated below, to be effective as of the Effective Date.

                             "Unified Western Grocers, Inc."

December 19, 2001            By:  /s/ Don Gilpin

                             Its: Vice President, Human Resources

                                  Schedule A
                                  ----------

                            EGTRRA Model Amendment
                            ----------------------


Preamble

1.  Adoption and Effective Date of Schedule A.  This Schedule of the Plan is
    -----------------------------------------
adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Schedule is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Schedule shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

2.  Supersession of inconsistent provisions.  This Schedule shall supersede the
    ---------------------------------------
provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Schedule.

Section N/A. Plan Loans for Owner-Employees and Shareholder Employees

Effective for Plan loans made after December 31, 2001, Plan provisions prohibiting loans to any owner-Employee or shareholder-Employee shall cease to apply.

Section 1. Limitations on Contributions

1.  Effective Date.  This Section shall be effective for limitation years
    --------------
beginning after December 31, 2001.

2.  Maximum Annual Addition.  Except to the extent permitted under Section 10 of
    -----------------------
this Schedule and Section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of:

(a) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

(b) 100 percent of the Participant's Compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

The Compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

Section 2. Increase in Compensation Limit

The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section

401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

Section 3. Modification of Top-Heavy Rules

1.  Effective Date.  This Section shall apply for purposes of determining
    --------------
whether the Plan is a Top-heavy Plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends Article VII of the Plan.

2.  Determination of top-heavy status.
    ---------------------------------

      2.1 Key Employee.  Key Employee means any Employee or former Employee
          ------------
      (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Company having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-Percent Owner of the Company, or a 1- Percent Owner of the Company having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable Regulations and other guidance of general applicability issued thereunder.

      2.2 Determination of present values and amounts.  This Section 2.2 shall
          -------------------------------------------
      apply for purposes of determining the present values of accrued benefits and the amounts of Account balances of Employees as of the Determination Date.

          2.2.1  Distributions during year ending on the Determination Date.
                 ----------------------------------------------------------
          The present values of accrued benefits and the amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code.
          In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

          2.2.2  Employees not performing services during year ending on the
                 -----------------------------------------------------------
          Determination Date.  The accrued benefits and Accounts of any
          ------------------
          individual who has not performed services for the Company during the 1-year period ending on the Determination Date shall not be taken into account.

3. Minimum benefits.
   ----------------

     3.1  Matching Contributions.  Company Matching Contributions shall be taken
          ----------------------
     into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Company Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Actual Contribution Percentage test and other requirements of Section 401(m) of the Code.

     N/A  Contributions under other plans.  The minimum benefit requirement
          -------------------------------
     shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and Matching Contributions with respect to which the requirements of Section 401(m)(11) of the Code are met).

     N/A  Minimum Benefits for Employees Also Covered Under Another Plan:  (The
          --------------------------------------------------------------
     Company should describe below the extent, if any, to which the top-heavy minimum benefit requirement of Section 416(c) of the Code and Section ___ of the Plan shall be met in another plan. This should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan.)

Section N/A. Vesting of Company Matching Contributions

1. Applicability.  This Section shall apply to Participants with accrued
   -------------
benefits derived from Company Matching Contributions who complete an hour of service under the Plan in a Plan Year beginning after December 31, 2001. This Section shall also apply to all other Participants with accrued benefits derived from Company Matching Contributions.

2. Vesting schedule.  A Participant's accrued benefit derived from Company
   ----------------
Matching Contributions shall vest as provided by the attached schedule. If applicable, the election in Section _______ of the Plan [enter the Section of the Plan that provides for the election of the former vesting schedule under
Section 411(a)(10) of the Code] shall apply.

3.  Application.
    -----------

(Check the following option to apply this Section to all Participants with accrued benefits derived from Company Matching Contributions, rather than just those who complete an hour of service under the Plan in a Plan Year beginning after December 31, 2001.)

____ This Section shall apply to all Participants with accrued benefits derived from Company Matching Contributions.

Vesting Schedule for Company Matching Contributions:

____ Option 1. A Participant's accrued benefit derived from Company Matching Contributions shall be fully and immediately vested.

____ Option 2. A Participant's accrued benefit derived from Company Matching Contributions shall be nonforfeitable upon the Participant's completion of three years of vesting service.

____ Option 3. A Participant's accrued benefit derived from Company Matching Contributions shall vest according to the following schedule:

          Years of vesting service    Nonforfeitable percentage

                      2                          20

                      3                          40

                      4                          60

                      5                          80

                      6                         100
_________________________
Section 4. Direct Rollovers of Plan Distributions

1.  Effective Date.  This Section shall apply to distributions made after
    --------------
December 31, 2001.

2.  Modification of definition of Eligible Retirement Plan.  For purposes of the
    ------------------------------------------------------
direct rollover provisions in Section 6.7 of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

3.  Modification of definition of Eligible Rollover Distribution to exclude
    -----------------------------------------------------------------------
hardship distributions.  For purposes of the direct rollover provisions in
----------------------
Section 6.7 of the Plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

4.  Modification of definition of Eligible Rollover Distribution to include
    -----------------------------------------------------------------------
after-tax Employee contributions.  For purposes of the direct rollover
--------------------------------
provisions in Section 6.7 of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax Employee contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is ineludible in gross income and the portion of such distribution which is not so includable.

Section 5. Rollovers from Other Plans

1.  Effective Date.  The Plan will accept Participant Rollover Contributions
    --------------
and/or direct rollovers of distributions made after December 31, 2001.

2.  Acceptable types of plans.
    -------------------------

      2.1 Direct Rollovers.
          ----------------

      The Plan will accept a direct rollover of an Eligible Rollover Distribution from:

      . a qualified plan described in Section 401(a) or 403(a) of the Code, including after-tax Employee contributions.

      . an annuity contract described in Section 403(b) of the Code, excluding after-tax Employee contributions.

      . an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

      2.2 Participant Rollover Contributions from Other Plans.
          ---------------------------------------------------

      The Plan will accept a Participant Contribution of an Eligible Rollover Distribution from:

      .   a qualified plan described in Section 401(a) or 403(a) of the Code.

     .   an annuity contract described in Section 403(b) of the Code.

     . an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

     2.3 Participant Rollover Contributions from IRAs.
         --------------------------------------------

     The plan will accept a Participant Rollover Contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includable in gross income.

Section 6. Rollovers Disregarded in Involuntary Cash-Outs

1. Effective Date. The provisions of this section shall apply to distributions
   --------------
made after December 31, 2001.

2. Application. The provisions of this section shall apply with respect to
   -----------
participants who separated from service after December 31, 2001.

3. Valuation.  For purposes of Article VI of the Plan, the value of a
   ---------
Participant's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
the value of the Participant's nonforfeitable account balance as so determined is $5,000 or less, the Plan shall immediately distribute the participant's entire nonforfeitable account balance.

Section 7. Repeal of Multiple Use Test

The multiple use test described in Treasury Regulation Section 1.401(m)-2 and
Section 3.8 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

Section 8. Elective Contributions -- Contribution Limitation

No Participant shall be permitted to have Elective Contributions made under this Plan, or any other qualified plan maintained by the Company during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 10 of this Schedule and Section 414(v) of the Code, if applicable.

Section N/A. Maximum Salary Reduction Contributions

Except to the extent permitted under Section 10 of this Schedule and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be

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

made to this Plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

Section 9. Modification of Top-Heavy Rules

The Top-Heavy requirements of Section 416 of the Code and Article VII of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and Matching Contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

Section 10. Catch-Up Contributions

1. Effective Date. This Section shall apply to contributions made after the date
   --------------
selected by the Committee.

2. Eligibility.  All Employees who are eligible to make Elective Contributions
   -----------
under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. Further, any such catch-up contributions shall not be counted towards any Elective Contribution percentage limitation set forth in
Section 3.2 of the Plan.

3. Limitation.  Employees shall not be entitled to receive any Company Matching
   ----------
Contribution with respect to any catch-up contribution made pursuant to the foregoing.

Section 11. Suspension Period Following Hardship Distribution

A Participant who receives a distribution of Elective Contributions after December 31, 2001, on account of hardship shall be prohibited from making Elective Contributions and Employee contributions under this and all other plans of the Company for 6 months after receipt of the distribution.

A Participant who receives a distribution of Elective Contributions in calendar year 2001 on account of hardship shall be prohibited from making Elective Contributions and Employee contributions under this and all other plans of the Company for 6 months after receipt of the distribution or until January 1, 2002, if later.

Section N/A. Distribution upon Severance from Employment

1. Effective Date.  This Section shall apply for distributions and severances
   --------------
from employment occurring after December 31, 2001, (regardless of when the severance

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

from employment occurred/ for severances from employment occurring after_________). (choose one).

2. New distributable event.  A Participant's Elective Contributions, qualified
   -----------------------
Nonelective Contributions, qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

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